SCHEDULE 14A

 (Rule 14a-101)

 INFORMATION REQUIRED IN PROXY STATEMENT

 SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

KIMCO REALTY CORPORATION

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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KIMCO REALTY CORPORATION

3333 NEW HYDE PARK ROAD

NEW HYDE PARK, NY 11042-0020

Notice of Annual Meeting of Stockholders

Dear Stockholder:

We cordially invite you to attend the annual stockholders’ meeting of Kimco Realty Corporation, a Maryland corporation (the “Company”). The  meeting will be held on Wednesday, May 5, 2010 at 10:00 A.M. (local time), at 270 Park Avenue, 50th Floor, New York, NY 10017.

At the annual meeting, stockholders will be asked to:

1.

Elect eight directors to serve for a term of one year and until their successors are duly elected and qualify;

2.

Consider and vote upon the Company’s 2010 Equity Participation Plan;

3.

Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2010; and

4.

Transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

The Board of Directors of the Company recommends that stockholders vote FOR the election of the Board of Director nominees named herein, FOR the approval of the Company’s 2010 Equity Participation Plan, and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2010.  Please refer to the Proxy Statement, which forms a part of this Notice and is incorporated herein by reference, for further information with respect to the business to be transacted at the annual meeting.

The close of business on Thursday, March 11, 2010 is the record date for determining stockholders entitled to notice of, and to vote at, the annual meeting.

We are pleased to take advantage of the Securities and Exchange Commission rules allowing companies to furnish proxy materials to their stockholders over the Internet. We believe that this e-proxy process will expedite stockholders’ receipt of proxy materials, lower the costs and reduce the environmental impact of our annual meeting.  We will send a full set of proxy materials along with a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) on or about March 26, 2010, and provide access to our proxy materials over the Internet, beginning on March 26, 2010, for the holders of record and beneficial owners of our common stock as of the close of business on the record date. The Notice of Internet Availability instructs you on how to access and review this proxy statement and our annual report. The Notice of Internet Availability also instructs you on how you may submit your proxy over the Internet.

YOUR PROXY IS IMPORTANT TO US. Whether or not you plan to attend the annual meeting, please authorize your proxy by Internet, telephone, or, if you received a paper copy of the materials by mail, mark, sign, date, and return your proxy card, so that your shares will be represented at the annual meeting.

By Order of the Board of Directors,

/s/ Bruce M. Rubenstein

Bruce M. Rubenstein

Secretary

March 26, 2010

KIMCO REALTY CORPORATION

3333 NEW HYDE PARK ROAD, NEW HYDE PARK, NY 11042-0020

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

to be held on May 5, 2010

This Proxy Statement is furnished to holders of record of shares of common stock, par value $0.01 per share (the “Common Stock”), of Kimco Realty Corporation, a Maryland corporation (the “Company”), in connection with the solicitation of proxies for use at the 2010 Annual Meeting of stockholders (the “Meeting”) of the Company to be held on Wednesday, May 5, 2010, at 10:00 A.M. (local time), at 270 Park Avenue, 50th Floor, New York, NY 10017 for the purposes set forth in the Notice of Annual Meeting of Stockholders.

This solicitation is made by the Company on behalf of the Board of Directors of the Company (the “Board of Directors”).  Costs of this solicitation will be borne by the Company.  Directors, officers, employees and agents of the Company and its affiliates may also solicit proxies by telephone, telegraph, fax, e-mail or personal interview.  The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to stockholders.  The Company will pay fees of approximately $7,000 to The Altman Group, Inc. for soliciting proxies for the Company.

Holders of record of the Common Stock as of the close of business on the record date, Thursday, March 11, 2010, are entitled to receive notice of, and to vote at, the Meeting.  The outstanding Common Stock constitutes the only class of securities entitled to vote at the Meeting and each share of Common Stock entitles the holder thereof to one vote.  At the close of business on March 11, 2010, there were 405,545,261 shares of Common Stock outstanding.  The presence at the Meeting, in person or by proxy, of holders of a majority of such shares will constitute a quorum for the transaction of business at the Meeting.

Stockholders can vote in person at the Meeting or by proxy. There are three ways to vote by proxy:

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By Telephone — Stockholders located in the United States can authorize their proxy by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;

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By Internet — Stockholders can authorize their proxy over the Internet at www.proxyvote.com by following the instructions on the proxy card; or

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By Mail — If you received your proxy materials by mail, you can authorize your proxy by mail by signing, dating and mailing the enclosed proxy card.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (EDT) on May 4, 2010.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet proxy authorization also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Meeting in order to vote.

If you vote by proxy, the individuals named on the proxy card (your “proxies”) will vote your shares in the manner you indicate. You may specify whether your shares should be voted for or against all, some or none of the nominees for director and whether your shares should be voted for or against the other proposals. If you sign and return the proxy card without indicating your instructions, your shares will be voted as follows:

Shares represented by proxies, if such proxies are properly executed and returned and not revoked, will be voted as specified. Where no specification is made on a properly executed and returned form of proxy, the shares will be voted (i) FOR the election of all nominees for Director (See Proposal 1), (ii) FOR the approval of the Company’s 2010 Equity Participation Plan (See Proposal 2), and (iii) FOR ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2010 (see Proposal 3).  To be voted, proxies must be filed with the Secretary of the Company prior to voting at the Meeting.  Proxies may be revoked at any time before exercise at the Meeting (i) by filing a notice of such revocation with the Secretary of the Company, (ii) by filing a later-dated proxy with the Secretary of the Company or (iii) by voting in person at the Meeting.

Under Maryland law, shares represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered by the beneficial owner of the stock to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

If you intend to vote in person, you may be asked to present valid photo identification, such as a driver’s license or passport, before being admitted to the Meeting. Cameras, recording devices and other electronic devices will not be permitted at the Meeting.  If you hold shares in “street name” (that is, through a bank, broker or other nominee) and would like to attend the Meeting, you will need to bring an account statement or other acceptable evidence of ownership of our Common Stock on March 11, 2010, the record date for voting.  Alternatively, in order to vote, you may obtain a proxy from your bank, broker or other nominee and bring the proxy to the Meeting.

The U.S. Securities and Exchange Commission’s rules permit us to deliver a single Notice of Internet Availability or set of Meeting materials to one address shared by two or more of our stockholders.  We have delivered only one proxy statement and annual report to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We will promptly deliver, upon written or oral request, a separate copy of the Notice of Internet Availability or Meeting materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy statement or annual report, contact Broadridge Financial Solutions, Inc. at 1-800-542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717.  If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future Notices of Internet Availability, proxy statements and annual reports for your household, please contact Broadridge at the above phone number or address.

PROPOSAL 1

Election of Directors

The Company's Bylaws, as amended (the “Bylaws”), provide that all directors be elected at each annual meeting of stockholders.  Pursuant to the Company’s charter and such Bylaws, the Board of Directors has fixed the number of directors to be elected at eight.  The persons named as proxies in the accompanying form of proxy intend to vote in favor of the election of the eight nominees for director designated below to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualify.  It is expected that each of these nominees will be able to serve, but if any such nominee is unable to serve, the proxies may vote for another person nominated by the Nominating and Corporate Governance Committee and approved by the Board of Directors or the Board of Directors may, to the extent permissible by the Bylaws, reduce the number of directors to be elected at the Meeting.

Information Regarding Nominees (as of March 26, 2010)

Milton Cooper, age 81, is the Executive Chairman of the Board of Directors for the Company.  Mr. Cooper served as the Chairman of the Board of Directors and Chief Executive Officer of the Company from November 1991 to December 2009.  In addition, Mr. Cooper was Director and President of the Company for more than five years prior to November 1991.  In 1960, Mr. Cooper, along with a partner, founded the Company’s predecessor.  Mr. Cooper led the Company through its IPO and growth over the past five decades.  In addition, Mr. Cooper received a National Association of Real Estate Investment Trusts (“NAREIT”) Industry Leadership Award for his significant and lasting contribution to the REIT industry. Mr. Cooper is also a director at Getty Realty Corporation and Blue Ridge Real Estate/Big Boulder Corporation. Mr. Cooper graduated from City College in New York and Brooklyn Law School.

Key experience and qualifications to serve on the Board of Directors include:

•

Mr. Cooper founded the Company and plays a unique role in maintaining the Company’s continuing commitment to its core values of integrity, creativity and stability.  Mr. Cooper’s service on the Board of Directors allows the Company to preserve its distinctive culture and history and bolsters the morale of its employees.

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Mr. Cooper’s reputation within the NAREIT community and among the Company’s business partners contributes significantly to the Company’s continued leadership in the REIT industry.

•

Mr. Cooper’s even temperament and ability to communicate, encourage and foster diverse discussions of the Company’s business, together with his five decades of executive leadership experience, make Mr. Cooper a highly effective Executive Chairman of the Board of Directors.

Philip E. Coviello, age 67, has been a Director of the Company since May 2008 and currently serves on the Audit, Executive Compensation and Nominating and Corporate Governance Committees.  Mr. Coviello was a partner at Latham & Watkins LLP, an international law firm, for 18 years until his retirement from that firm in 2003.  In addition, since 1996, Mr. Coviello has been a Director for Getty Realty Corporation, where he has served as the Chair of its Audit Committee and as a member of its Compensation and Governance and Nominating Committees.  Mr. Coviello holds an A.B. from Princeton University, an L.L.B. from the Columbia University School of Law and an M.B.A. from the Columbia University School of Business.

Key experience and qualifications to serve on the Board of Directors include:

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35 years of experience counseling Boards of Directors and senior management on a wide range of corporate governance, regulatory compliance and other issues, including as a corporate partner at Latham & Watkins LLP.

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Decades of experience as both issuers’ and underwriters’ counsel in capital markets transactions and heavy involvement in the presentation and analysis of hundreds of audited financial statements, pro forma financial statements and SEC filings, including representing the Company in its initial public offering.

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Mr. Coviello’s contributions to the Company’s Audit Committee are bolstered by his service as the Chair of the Audit Committee of Getty Realty Corporation, where Mr. Coviello oversees the work of Getty’s Chief Financial Officer, directly interfaces with Getty’s independent registered public accounting firm and is involved with Getty’s Sarbanes-Oxley internal controls compliance work, which has resulted in an unqualified report on internal control over financial reporting from the independent registered public accounting firm for every year in which such a report has been required.

Richard G. Dooley, age 80, has been a Director of the Company since December 1991.  Mr. Dooley currently serves as the Lead Director, the Chair of the Nominating and Corporate Governance Committee and a member of the Audit and Executive Compensation Committees.  From 1993 to 2003, Mr. Dooley was a consultant to, and from 1978 to 1993, served as the Executive Vice President and Chief Investment Officer of the Massachusetts Mutual Life Insurance Company.

Mr. Dooley is also a Director, Chair of the Compensation Committee, and member of the Audit and Corporate Governance Committees of Jefferies Group, Inc., a major global securities and investment banking firm listed on the NYSE. Mr. Dooley holds a B.S. degree from Northeastern University and an M.B.A. from the Wharton School of the University of Pennsylvania.

Key experience and qualifications to serve on the Board of Directors include:

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Expertise in corporate strategy development, organizational development and operational and corporate governance issues arising in complex organizations.

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Familiarity with Sarbanes-Oxley compliance, internal auditing and financial controls issues and his extensive financial expertise and experience with public accounting matters for global organizations.

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Responsibility for portfolio investing in a wide variety of real estate properties and developments as Executive Vice President and Chief Investment Officer of the Massachusetts Mutual Life Insurance Company, bringing to the Company both executive leadership and real estate investment experience.

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Expertise as a Chartered Financial Analyst and investment professional with decades of experience in analyzing and evaluating financial statements.

Joe Grills, age 75, has been a Director of the Company since January 1997 and is the Chair of the Executive Compensation Committee and a member of the Audit and Nominating and Corporate Governance Committees.  Mr. Grills was employed by IBM from 1961 to 1993 and held various positions in financial management in both IBM’s domestic and international businesses.  Mr. Grills served as a member (1994-2007) and Co-Chairman of the Board of Directors (2002-2007) of a cluster of BlackRock (Merrill Lynch) Mutual Funds from 1994 to 2007.  He is also a Director, Vice Chairman, and currently Chairman of the Montpelier Foundation.  He is on the Investment Advisory Committee of the Virginia Retirement System, Vice Chairman (2002-2005) and Chairman (2005-2009).  In addition, Mr. Grills is a Trustee and Chairman of the Investment Committee of the Woodberry Forest School and a Trustee and Chairman of the Investment Committee of the National Trust for Historic Preservation.  Mr. Grills is on the Individual Investment Advisory Committee of the NYSE.  He is a former Chairman and member of the Committee on Investment of Employee Benefit Assets of the Association of Financial Professionals. Mr. Grills also participates in research and study sponsored by Russell 20/20. Mr. Grills holds a B.A. from Duke University and an M.B.A. from the University of Chicago.

Key experience and qualifications to serve on the Board of Directors include:

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Experience as IBM’s Chief Investment Officer of the IBM Retirement Fund with wide-ranging expertise in domestic and international financial matters and strategic deliberations.

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Extensive experience with internal audit and business controls while at IBM and in service on other Audit Committees.

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Extensive service on Boards of Directors and memberships on Boards of Directors Committees in diverse corporate and non-profit organizations with broad and deep familiarity with corporate governance and executive oversight matters.

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Experience in compensation matters through wide advisory capacities and exposure to current executive compensation trends.

David B. Henry, age 61, has been the Chief Executive Officer of the Company since December 31, 2010, President since December 2008 and Vice Chairman of the Board of Directors and Chief Investment Officer since April 2001.  Prior to joining the Company, Mr. Henry was the Chief Investment Officer of G.E. Capital Real Estate since 1997 and has held various positions at G.E. Capital for more than five years prior to 1997.  Mr. Henry is also a director of HCP, Inc., The Retail Initiative, Inc., an affiliated company of Local Initiatives Support Corporation and Fairfield County Bank, a mutual savings bank.  Mr. Henry is a Trustee of the International Council of Shopping Centers.  Mr. Henry graduated from Bucknell University with a B.S. in Business Administration and received his M.B.A. from the University of Miami.

Key experience and qualifications to serve on the Board of Directors include:

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Day-to-day leadership, as CEO of the Company, with a unique perspective on the overall strategic execution of the Company.

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Service for 9 years as the Company’s Chief Investment Officer and leadership in the Company’s investment management process, portfolio reviews, new business initiatives and employee communication efforts.

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23 years of experience at G.E. Capital Real Estate, serving the last 5 years as Chief Investment Officer/Senior Vice President and Chairman of G.E. Capital Investment Advisors.

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Experience on the senior management team for real estate investments totaling more than $20.0 billion in 11 countries worldwide in his role at G.E. Capital.

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Service as a Trustee of the International Council of Shopping Centers provides the Board of Directors with a global understanding of REITs and current industry and market trends.

F. Patrick Hughes, age 62, has been a Director of the Company since October 2003.  Mr. Hughes is currently the Chair of the Audit Committee and a member of the Executive Compensation and Nominating and Corporate Governance Committees.  Mr. Hughes is a Certified Public Accountant. Mr. Hughes has been the President of Hughes & Associates, LLC since October 2003.  In addition, Mr. Hughes was a Director for Nottingham Properties, Inc. from 2001 to 2007 and Chairman of the Board of Directors from 2006 to 2007.  Mr. Hughes previously served as the Chief Executive Officer, President and Trustee of Mid-Atlantic Realty Trust from its formation in 1993 to 2003.  Mr. Hughes is also a Trustee of the State Retirement and Pension System of Maryland and serves on its Investment Committee and is Chairman of its Audit Committee. Mr. Hughes also serves on the Board of Directors of the American Visionary Arts Museum, John Hopkins Prostate Cancer Advisory Board and as the Chair on the Advisory Board for the John Hopkins University Real Estate Institute.  Mr. Hughes served on the Board of Directors of Hoffberger Holdings, LLC from 2001 to 2008, St. Ignatius Loyola Academy 1994 to 2009 and Society of St. Sulpice-Financial Advisory Board from 1982 to 2009. Mr. Hughes received his B.A. from Loyola University and his Executive M.B.A. from the Sellinger School of Business in Baltimore, Maryland.

Key experience and qualifications to serve on the Board of Directors include:

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38 years of progressive commercial real estate experience.

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Financial expertise and extensive experience with capital markets transactions and investments in both public and private companies.

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Experience as the founder and CEO of Mid-Atlantic Realty Trust provided Mr. Hughes with real estate industry and entrepreneurial experience which allows him to evaluate the Company’s business climate, strategy and new business opportunities.

Frank Lourenso, age 69, has been a Director of the Company since December 1991.  Mr. Lourenso has been an Executive Vice President of JPMorgan Chase & Co. (“J.P. Morgan,” and successor by merger to The Chase Manhattan Bank and Chemical Bank, N.A.) since 1990.  Mr. Lourenso was a Senior Vice President of J.P. Morgan for more than five years prior to 1990.  Mr. Lourenso is a member of the Board of Trustees of St. Joseph’s College. Mr Lourenso holds a B.B.A. and an M.B.A. from Baruch College.

Key experience and qualifications to serve on the Board of Directors include:

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Executive Vice President of JPMorgan Chase & Co., one of the world’s leading financial services firms with global scale and reach, bringing to the Board of Directors the perspective of a financial executive with exposure to a wide array of economic, social and corporate governance issues.

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Extensive experience with capital markets matters in the real estate industry and a key contributor to the Board of Directors’ strategic liquidity and capital discussions.

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Expertise in management oversight and financial matters relating to complex global organizations.

Richard Saltzman, age 53, has been a Director of the Company since July 2003.  Mr. Saltzman is a member of the Executive Compensation and Nominating and Corporate Governance Committees.  Mr. Saltzman has served since May 2003 as the President of Colony Capital LLC, a global real estate investment management firm where Mr. Saltzman shares responsibility for the firm's global operations and guides the strategic planning, acquisition and asset management activities of Colony and oversees new business initiatives.  As of September 2009, Mr. Saltzman is also the CEO, President and Director of Colony Financial Inc. (NYSE listed-CLNY). Prior to joining Colony Capital LLC, Mr. Saltzman was a Managing Director and Vice Chairman of Merrill Lynch’s investment banking division and held various other positions at Merrill Lynch for more than five years prior to that time. Mr. Saltzman has a B.A. from Swarthmore College and an M.S. from Carnegie-Mellon University.

Key experience and qualifications to serve on the Board of Directors include:

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More than 30 years of experience in real estate, including investing as a principal and as an investment manager, capital markets and investment banking.

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Significant experience with REITs, primarily as an investment banker, including initial public offerings, other capital markets products and mergers and acquisition.

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20 years of direct experience interacting in various capacities with the Company.

The following table identifies the current committee chairs and members:

	Audit Committee	Executive Compensation Committee	Nominating and Corporate Governance Committee

Independent Directors
Philip E. Coviello	X	X	X
Richard G. Dooley	X	X	C
Joe Grills	X	C	X
F. Patrick Hughes	C	X	X
Frank Lourenso
Richard B. Saltzman		X	X

Management Directors
Milton Cooper
David B. Henry

(C) Chair

(X) Member

Term of Office.  All directors of the Company serve terms of one year and until the election and qualification of their respective successors.

Attendance at Board of Directors Meetings and 2009 Annual Meeting.  The Board of Directors met ten times in person or telephonically in 2009.  All of the current members of the Board of Directors attended at least 90% of the meetings held during their tenure.  All of the Directors of the Board of Directors were in attendance at the 2009 Annual Meeting of Stockholders held on May 12, 2009.  Our Director attendance policy is included in our Corporate Governance Guidelines, which are available through the Investor Relations/Corporate Governance/Highlights/Governance Documents section of the Company’s website located at www.kimcorealty.com and are available in print to any stockholder who requests it.

Communications with Directors.  The Audit Committee and the non-management directors have established procedures to enable anyone who has a concern about the Company's conduct or policies, or any employee who has a concern about the Company’s accounting, internal accounting controls or auditing matters, to communicate that concern directly to the Board of Directors, the Lead Director, the non-management directors or the Audit Committee. Such communications may be confidential or anonymous, and may be submitted in writing to the Board of Directors, the Lead Director or the non-management directors by sending a letter by mail addressed to the Board of Directors, the Lead Director or the non-management directors c/o Secretary of the Company, Kimco Realty Corporation, 3333 New Hyde Park Road, New Hyde Park, New York, 11042-0020.  The Board of Directors has designated Richard G. Dooley as its Lead Director to review these communications and present them to the entire Board of Directors or forward them to the appropriate Directors.

Director Independence

Pursuant to the New York Stock Exchange listing standards, our Board of Directors has adopted a formal set of categorical standards of Director Independence.  These categorical standards specify the criteria by which the independence of our Directors will be determined, including guidelines for Directors and their immediate families with respect to past employment or affiliation with the Company or its independent registered public accounting firm.  These categorical standards meet, and in some areas exceed, the listing standards of the New York Stock Exchange.  The Board of Directors’ categorical standards are available along with our Corporate Governance Guidelines, through the Investor Relations/Corporate Governance/Highlights/Governance Documents section of the Company’s website located at www.kimcorealty.com.

In accordance with these categorical standards and the listing standards of the New York Stock Exchange, the Board of Directors undertook its annual review of the independence of its Directors on February 2, 2010.  During this review, the Board of Directors considered transactions and relationships between each Director or members of his immediate family and the Company. The Board of Directors also considered whether there were any transactions or relationships between Directors or members of their immediate family (or any entity of which a Director or an immediate family member is an executive officer, general partner or significant equity holder).  The purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that the Director is independent.

As a result of this review, the Board of Directors affirmatively determined that the following nominees for Director are independent of the Company and its management under the standards set forth in the categorical standards and the New York Stock Exchange listing requirements:

Joe Grills	Richard G. Dooley
Frank Lourenso	F. Patrick Hughes
Philip E. Coviello	Richard Saltzman

In making these determinations, the Board of Directors considered the relationships and transactions described under the caption “Certain Relationships and Related Transactions” beginning on page 33.

With respect to all transactions considered by the Board of Directors, the amount involved in these transactions in each of the last three years did not approach the thresholds set forth in the categorical standards.  In addition, none of the Directors’ family members served as an executive officer of the Company.

Corporate Governance

Board Leadership Structure. The Board of Directors has separated the roles of the Executive Chairman of the Board of Directors and the Chief Executive Officer (the “CEO”) in recognition of the differences between the two roles.  The CEO is responsible for setting the strategic direction for the Company and the day to day leadership and performance of the Company, while the Executive Chairman of the Board of Directors provides guidance to the CEO, establishes the agenda for Board of Directors meetings in consultation with the CEO, and presides over meetings of the full Board of Directors.  Because Mr. Cooper, the Executive Chairman, is an employee of the Company and is therefore not “independent,” the Board of Directors has appointed the Chairman of the Nominating and Corporate Governance Committee, Richard G. Dooley, as Lead Director to preside at all executive sessions of “non-management” directors, as defined under the New York Stock Exchange.

Risk Oversight. Our Board of Directors oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance shareholder value.  A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the company.  Management is responsible for establishing our business strategy, identifying and assessing the related risks and establishing appropriate risk management practices.  Our Board of Directors reviews our business strategy and management’s assessment of the related risk, and discusses with management the appropriate level of risk for the Company.

Our Board of Directors administers its risk oversight function with respect to our operating risk as a whole, and meets with management at least quarterly to receive updates with respect to our operations, business strategies and the monitoring of related risks. The Board of Directors also delegates oversight to the Audit, Executive Compensation and Nominating and Corporate Governance Committees to oversee selected elements of risk:

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Our Audit Committee oversees financial risk exposures, including monitoring the integrity of the financial statements, internal controls over financial reporting, and the independence of the independent auditor of the Company.  The Audit Committee receives a risk and internal controls assessment report from the Company’s internal auditors on at least an annual basis and more frequently as appropriate.  The Audit Committee also assists the Board of Directors in fulfilling its oversight responsibility with respect to compliance with legal and regulatory matters related to the Company’s financial statements and meets quarterly with our financial management, independent auditors and legal advisors for updates on risks related to our financial reporting function.  The Audit Committee also monitors our whistleblower hot line with respect to financial reporting matters.  The Audit Committee also oversees financial, credit and liquidity risk by working with our treasury function to evaluate elements of financial and credit risk and advise on our financial strategy, capital structure and long-term liquidity needs, and the implementation of risk mitigating strategies.  Individuals who supervise day-to-day risk in this area have direct access to the Board of Directors, and the Company’s Chief Financial Officer and Chief Accounting Officer meet regularly with our Audit Committee to discuss and advise on elements of risks related to our credit risk and function.

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Our Nominating and Corporate Governance Committee oversees governance related risks by working with management to establish corporate governance guidelines applicable to the Company, including recommendations regarding director nominees, the determination of director independence, Board of Directors leadership structure and membership on Board of Directors Committees.  The Company’s Nominating and Corporate Governance Committee also oversees risk by working with management to adopt codes of conduct and business ethics designed to support the highest standards of business ethics.  The Committee is briefed by our General Counsel’s office and others that participate in our whistleblower hotline as to any alleged violations of our codes of conduct and business ethics.

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Our Executive Compensation Committee oversees risk management by participating in the creation of compensation structures that create incentives that support an appropriate level of risk-taking behavior consistent with the Company’s business strategy.

Our Board of Directors and Committees’ risk oversight responsibilities are discussed further in “Committees of the Board of Directors” below.

Committees of the Board of Directors

Audit Committee.  The Audit Committee currently consists of Mr. Hughes, who is chairman of the Audit Committee, Mr. Dooley, Mr. Grills and Mr. Coviello, all of whom are independent directors.  Seven meetings of the Audit Committee were held in person or telephonically during 2009.  Messrs. Hughes, Dooley, Grills and Coviello are each an “audit committee financial expert”, as determined by the Board of Directors in accordance with Item 407(d)(5) of Regulation S-K, and are “independent” from the Company as defined by the current listing standards of the New York Stock Exchange. The Audit Committee operates under a written charter, as amended, adopted by the Board of Directors.  A copy of the Audit Committee Charter, as amended, is available through the Investor Relations/Corporate Governance/Highlights/Committee Charters section of the Company’s website located at www.kimcorealty.com and is available in print to any stockholder who requests it.

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities as related to the Company’s risk management processes.  The Board of Directors and Audit Committee oversee (i) the integrity of the Company’s financial statements and financial reporting process and the Company’s systems of internal accounting and financial controls; (ii) the performance of the internal audit function; (iii) the annual independent integrated audit of the Company’s consolidated financial statements and internal control over financial reporting, the engagement of the independent registered public accounting firm and the evaluation of the independent registered public accounting firm’s qualifications, independence and performance; (iv) policy standards and guidelines for risk assessment and risk management; (v) the Company’s compliance with legal and regulatory requirements, including  the Company’s disclosure controls and procedures; and (vi) the fulfillment of the other responsibilities set out in the Audit Committee Charter, as adopted by the Board of Directors.  The Audit Committee receives regular reports from management regarding the Company’s assessment of risks.  In addition, the Audit Committee reports regularly to the Board of Directors.  The Board of Directors and Audit Committee focus on the Company’s general risk management strategy, and also ensure that risks undertaken by the Company are consistent with the business strategies approved by the Board of Directors.  While the Board of Directors oversees the Company’s risk management, management is responsible for the day-to-day risk management processes and reports directly to both the Board of Directors and Audit Committee on a regular basis and more frequently as appropriate.  The Board of Directors believes this division of responsibilities is the most effective approach for addressing the risks facing the Company.

Executive Compensation Committee.  The Executive Compensation Committee currently consists of Mr. Grills, who is chairman of the Executive Compensation Committee, Mr. Dooley, Mr. Hughes, Mr. Saltzman and Mr. Coviello, all of whom are independent directors.  The Board of Directors has established an Executive Compensation Committee to  (i) review (in consultation with management or the Board of Directors), recommend to the Board of Directors for approval and evaluate the compensation plans, policies and programs of the Company, especially those regarding executive compensation and (ii) determine the compensation of the chief executive officer and all other executive officers of the Company.

More specifically, the Executive Compensation Committee annually reviews and approves corporate goals and objectives relevant to the total direct compensation – that is, changes in base salary, bonus payments and equity awards – of the CEO.  For other named executive officers, the Executive Compensation Committee reviews their performance against these goals and objectives and, based on its evaluation, approves their total direct compensation. The details of the processes and procedures involved are described in the Compensation Discussion and Analysis (“CD&A”) beginning on page 12.

Eleven meetings of the Executive Compensation Committee were held in person or telephonically during 2009.  The Executive Compensation Committee operates under a written charter adopted by the Board of Directors.  A copy of the Executive Compensation Committee Charter is available through the Investor Relations/Corporate Governance/Highlights/Committee Charters section of the Company’s website located at www.kimcorealty.com and is available in print to any stockholder who requests it.

The Board of Directors and Executive Compensation Committee, in consultation with management, have reviewed the design and operation of the Company’s incentive compensation arrangements, including the performance objectives and target levels used in connection with incentive awards, and evaluated the relationship between the Company’s risk management policies and practices and these arrangements.  As a result of this review, management has determined, and the Board of Directors has affirmed management’s determination, that the Company’s compensation policies and practices are not reasonably likely to have a material adverse effect on the Company because they do not encourage the Company’s employees to take excessive or unnecessary risks.  The Executive Compensation Committee believes that the combination of the Company’s (i) balanced approach to compensation, (ii) reliance on a variety of performance measures and (iii) use of both quantitative and qualitative assessments of performance reflected in the Company’s compensation program is consistent with the Company’s objectives and risk profile.  Accordingly, the performance objectives in the Company’s annual incentive compensation plan are balanced with those contained in the Company’s long-term incentive compensation plan to ensure that both are aligned and consistent with the Company’s long-term business plan.  The Company’s mix of equity-based awards has been allocated to ensure an appropriate combination of incentive and retention objectives, and the Company has established stock ownership guidelines to ensure that the interests of the Company’s executive officers are aligned with the interests of the Company’s stockholders.

In reaching its conclusion that the Company’s compensation policies and practices do not encourage excessive and unnecessary risk taking, the Executive Compensation Committee considered several factors including salaries, bonuses and equity awards. The Company’s salaries, benefits and retirement plans are not linked to performance. There is an annual performance-based bonus program for employees that provides a discretionary award based on respective level in the Company, individual performance and overall Company performance.  While the Company’s bonus program for its leasing personnel is tied to personal production for new lease deals and renewals, the Executive Compensation Committee and management are comfortable that this bonus opportunity fairly incentivizes leasing personnel without being excessive.  Executive bonuses and equity awards are not guaranteed except pursuant to several named executive officer’s (“NEO”) employment contracts which will not be renewed upon completion of the initial employment period established in the contracts. In addition, executive bonuses and equity awards are based on certain performance measures (established by the Executive Compensation Committee and management) including, but not limited to, funds from operations, results from operations, contributions from real estate investment programs and operating businesses, financial considerations, individual performance and enterprise-wide performance. The Company’s long-term equity awards consist primarily of stock options and restricted stock. These awards are intended to further link recipients’ interests with stockholder interests. The Company’s employment agreements with its NEOs and certain members of management also provide severance protections. Since there are no performance-based aspects of these severance arrangements, and the Company generally retains the ability to terminate an executive “for cause” without triggering severance, the Executive Compensation Committee does not believe these agreements encourage excessive risk-taking. The Executive Compensation Committee believes that it is not overly reliant on any single measure of performance and assesses actual results against each performance measure as well as taking into account overall performance against targets. In addition to the quantitative performance measures, the Executive Compensation Committee also assesses the broader business environment and relative performance of the Company to evaluate individual performance. Finally, the Executive Compensation Committee considers changes in the business, industry and capital markets environment in determining compensation policies and practices.

Nominating and Corporate Governance Committee.  The Board of Directors has established a Nominating and Corporate Governance Committee which currently consists of Mr. Dooley, who is chairman of the Nominating and Corporate Governance Committee, Mr. Grills, Mr. Hughes, Mr. Saltzman and Mr. Coviello, all of whom are independent directors as defined by the rules of the New York Stock Exchange.  The functions of the Nominating and Corporate Governance Committee include recommending candidates for annual election to the Board of Directors, to fill vacancies on the Board of Directors that may arise from time-to-time and senior management succession.  The Nominating and Corporate Governance Committee is not limited to any specific process in identifying candidates and will consider candidates suggested by other members of the Board of Directors, as well as candidates recommended by stockholders, provided such recommendations are submitted in writing ninety days in advance of the anniversary of the preceding year’s annual meeting of stockholders.  Such recommendations should include the name and address and other pertinent information about the candidate as is required to be included in the Company’s proxy statement.  Recommendations should be submitted to the Secretary of the Company.  In addition, the Nominating and Corporate Governance Committee is authorized to retain search firms and other consultants to assist it in identifying candidates and fulfilling other duties.

As described in the Company’s Corporate Governance Guidelines, consideration is given to assuring that the Board of Directors, as a whole, considers diversity in its broadest sense, including persons diverse in geography, gender and ethnicity as well as representing diverse experiences, skills and backgrounds.  We believe a diverse group can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment.  The Board of Directors and Nominating and Corporate Governance Committee take into account many factors in recommending candidates for a director position.  These factors include, but are not limited to, the ability to make independent analytical inquiries; general understanding of marketing, finance, accounting and other elements relevant to the success of a publicly-traded company in today’s business environment; understanding of the Company’s business on a technical level; other board service and educational and professional background.  In addition, each candidate nominee must possess fundamental qualities of intelligence, honesty, good judgment, high ethics and standards of integrity, fairness and responsibility.  The Board of Directors and the Nominating and Corporate Governance Committee evaluate each individual candidate by considering all appropriate factors as a whole.  The Company’s approach favors active deliberation rather than using rigid formulas to assign relative weights to these factors.  Following the end of each fiscal year, the Nominating and Corporate Governance Committee establishes the criteria for and conducts an annual assessment of the performance of the Board of Directors with respect to these factors.  Consideration of other corporate governance principles or modifications of such principles may also be discussed at that time.

The Nominating and Corporate Governance Committee is also responsible for ensuring that the Company adheres to good corporate governance principles and for developing and implementing the Company’s (i) Corporate Governance Guidelines that apply to all of its directors and management and (ii) Code of Business Conduct and Ethics for all of its directors and employees.  The Nominating and Corporate Governance Committee is also charged with the task of ensuring the Company’s compliance with all New York Stock Exchange listing requirements.  Four meetings of the Nominating and Corporate Governance Committee were held in person or telephonically during 2009. The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors.  Copies of the Nominating and Corporate Governance Committee charter, the Corporate Governance Guidelines, and the Code of Business Conduct and Ethics are available through the Investor Relations/Corporate Governance/Highlights section of the Company’s website located at www.kimcorealty.com and are available in print to any stockholder who requests it.

The Nominating and Corporate Governance Committee at the Company is responsible for reviewing the leadership structure of the Board of Directors.  As part of this review, the Committee evaluates (i) whether to have a Lead Director, (ii) the responsibilities of the positions of Chairman of the Board of Directors and Lead Director, and (iii) the qualifications for those positions, including whether the position of Chairman of the Board of Directors should be held by the Chief Executive Officer, an independent director, or a non-independent director other than the Chief Executive Officer.  The Committee makes its recommendation to the full Board of Directors, which is responsible for approving the leadership structure of the Board of Directors.  As a result of the Committee’s review and subsequent Board of Directors deliberations, on December 31, 2009, the Company separated the positions of Chairman of the Board of Directors and Chief Executive Officer.  Mr. Milton Cooper currently serves as Executive Chairman of the Board of Directors and Mr. David Henry currently serves as Chief Executive Officer.  The Board of Directors has named Richard G. Dooley as its Lead Director.  In this capacity, Mr. Dooley is designated to chair executive sessions of the Company’s Non-Management Directors and to act as a liaison between management and other independent directors.

Attendance at Committee Meetings. Each of the Directors comprising these various Committees of the Board of Directors attended at least 75% of all meetings of such Committees held during their tenure.

Meetings of Non-Management Directors. The Non-Management Directors meet in executive session at each in-person Board of Directors meeting, and more frequently if necessary. “Non-Management” Directors are all those Directors who are not employees of the Company.  The Non-Management Directors consist of Messrs. Dooley, Grills, Hughes, Lourenso, Saltzman and Coviello.

Vote Required

The affirmative vote of a majority of the total of votes cast for a nominee and votes affirmatively withheld as to a nominee at a meeting at which a quorum is present is necessary for the election of a director. For purposes of the election of directors, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE FOR ALL OF THE NOMINEES SET FORTH IN THIS PROXY STATEMENT.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information available to the Company, as of March 11, 2010, with respect to shares of its Common Stock and Class F and Class G Preferred Stock (i) held by those persons known to the Company to be the beneficial owners (as determined under the rules of the SEC) of more than 5% of such shares and (ii) held, individually and as a group, by the directors and executive officers of the Company.

Name & Address (where required)	Shares Owned Beneficially (#)				Percent of Class (%)
of Beneficial Owner	Common		Class F	Class G	Common	Class F(2)	Class G(2)

Vanguard Group Inc.	38,866,455	(1)	-	-	9.6	-	-
100 Vanguard Blvd
Malvern, PA 19355

BlackRock, Inc.	31,752,650	(3)	-	-	7.8	-	-
40 East 52nd Street
New York, NY 10022

Stichting Pensioenfonds ABP	27,499,036	(4)	-	-	6.8	-	-
Oude Lindestraat 70
Postbus 2889
6401 DL Heerlen
The Kingdom of the Netherlands

Milton Cooper	12,043,303	(5)(6)	-	-	3.0	-	-
c/o Kimco Realty Corporation
3333 New Hyde Park Rd.
New Hyde Park, NY 11042

Michael V. Pappagallo	1,099,926	(7)	-	-	*	-	-
David B. Henry	1,060,250	(8)	-	-	*	-	-
Frank Lourenso	409,425	(9)	-	-	*	-	-
Richard G. Dooley	398,198	(10)	-	-	*	-	-
Glenn Cohen	301,138	(11)	-	-	*	-	-
Joe Grills	269,448	(12)	-	-	*	-	-
David Lukes	220,043	(13)	-	-	*	-	-
Richard Saltzman	163,647	(14)	-	-	*	-	-
F. Patrick Hughes	155,585	(15)	-	-	*	-	-
Philip E. Coviello	52,701	(16)	5,000	8,500	*	*	*

All Directors and executive officers as a group	16,173,663		-	-	4.0	-	-

* Less than 1%

(1)

The Company has received a copy of Schedule 13G as filed with the SEC by Vanguard Group Inc. (“Vanguard”) reporting ownership of these shares as of December 31, 2009.  As reported in said Schedule 13G, Vanguard has sole voting power with respect to 636,229 shares and has sole dispositive power for 38,298,026 shares and shared dispositive power for 568,429 shares.

(2)

Not applicable. The Company’s Class F and Class G Preferred Stock are not voting securities of the Company.

(3)

The Company has received a copy of Schedule 13G as filed with the SEC by BlackRock, Inc. (“BlackRock”) reporting ownership of these shares as of December 31, 2009.  As reported in said Schedule 13G, BlackRock has sole voting power and sole dispositive power with respect to 31,752,650 shares.

(4)

The Company has received a copy of Schedule 13G as filed with the SEC by Stichting Pensioenfonds ABP (“ABP”) reporting ownership of these shares as of December 31, 2009.  As reported in said Schedule 13G, ABP has sole voting power and sole dispositive power with respect to 27,499,036 shares.

(5)

Includes 195,000 shares held by a foundation controlled by Mr. Cooper.  Does not include 760,470 shares held by adult members of Mr. Cooper's family, as to all of which shares Mr. Cooper disclaims beneficial ownership.  Includes options or rights to acquire 1,535,000 shares of Common Stock that are exercisable within 60 days of March 11, 2010.

(6)

Excludes 3,270,296 shares held by KC Holdings, Inc., a private corporation in which Mr. Cooper holds less than 10% of the outstanding equity. Mr. Cooper disclaims beneficial ownership of all shares held by KC Holdings, Inc. and does not share the power to vote or dispose of such shares.

(7)

Includes 320,576 shares held by Pappagallo Family Holdings LLC, a limited liability company in which Mr. Pappagallo owns a majority of the equity interest and is a co-managing member with his spouse; these shares are held in a margin account.  Includes options or rights to acquire 715,250 shares of Common Stock that are exercisable within 60 days of March 11, 2010 and 34,100 shares of restricted stock.

(8)

Does not include 1,337 shares owned by Mr. Henry’s children, as to all of which Mr. Henry disclaims beneficial ownership.  Includes options or rights to acquire 880,000 shares of Common Stock that are exercisable within 60 days of March 11, 2010 and 43,600 shares of restricted stock.  Includes 100,000 shares held in a margin account.

(9)

Does not include 4,500 shares owned by Mrs. Lourenso, his wife, as to all of which shares Mr. Lourenso disclaims beneficial ownership.  Includes 500 shares held by Mr. Lourenso as trustee for the benefit of his granddaughter.  Does not include 4,674 shares owned by Mr. Lourenso’s children, as to all of which Mr. Lourenso disclaims beneficial ownership.  Includes options or rights to acquire 198,000 shares of Common Stock that are exercisable within 60 days of March 11, 2010.

(10)

Includes options or rights to acquire 198,000 shares of Common Stock that are exercisable within 60 days of March 11, 2010.

(11)

Includes options or rights to acquire 250,489 shares of Common Stock that are exercisable within 60 days of March 11, 2010 and 10,900 shares of restricted stock.  Includes 31,285 shares held in a margin account.

(12)

Includes options or rights to acquire 198,000 shares of Common Stock that are exercisable within 60 days of March 11, 2010.  Includes 15,000 shares held in a margin account.

(13)

Includes options or rights to acquire 155,250 shares of Common Stock that are exercisable within 60 days of March 11, 2010 and 64,100 shares of restricted stock.

(14)

Includes 50 shares held by Mr. Saltzman for his son.  Includes options or rights to acquire 141,750 shares of Common Stock that are exercisable within 60 days of March 11, 2010 and 5,500 shares of restricted stock.

(15)

Includes options or rights to acquire 136,126 shares of Common Stock that are exercisable within 60 days of March 11, 2010 and 5,500 shares of restricted stock.

(16)

Includes 4,500 shares held in a Testamentary Trust in which Mr. Coviello is the trustee.  Does not include 6,500 shares owned by Mrs. Coviello, his wife, as to all of which shares Mr. Coviello disclaims beneficial ownership.  Includes options or rights to acquire 15,500 shares of Common Stock that are exercisable within 60 days of March 11, 2010.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

We pay our named executive officers, or NEOs, using salary, bonus and equity awards.  We seek to pay our NEOs in a way that encourages long-term increases in stockholder value and long-term employee retention.  We also recognize that our NEO pay must compete with what comparable employers pay.  For 2009, our NEOs were:

•

Milton Cooper, Chief Executive Officer and Chairman of the Board of Directors;

•

David B. Henry, President and Vice Chairman of the Board of Directors;

•

David R. Lukes, Executive Vice President and Chief Operating Officer;

•

Michael V. Pappagallo, Executive Vice President, Chief Financial Officer and Chief Administrative Officer; and

•

Glenn G. Cohen, Senior Vice President, Treasurer and Chief Accounting Officer.

On November 3, 2009, we announced that our Board of Directors appointed David B. Henry as our Chief Executive Officer effective December 31, 2009.  Mr. Cooper will continue to serve as Executive Chairman of our Board of Directors.

Our Board of Directors has an Executive Compensation Committee (the “Committee”) that administers and monitors what and how we pay our NEOs and other executives.  The Committee held eleven meetings in person or by phone during 2009.  The Committee comprises Joe Grills (Chairman), Philip Coviello, Richard Dooley, Richard Saltzman, and F. Patrick Hughes.

On March 15, 2010, our Executive Compensation Committee approved the general terms of a new executive compensation program intended to enhance our pay-for-performance compensation practices to continue to attract, retain and appropriately motivate our key employees who drive long-term value creation.  See “2010 Executive Compensation Program” below.

Compensation Philosophy

Our pay philosophy centers on these principles:

•

We motivate and reward our NEOs to achieve meaningful results that support our strategic goals and stockholder interests.  Our compensation decisions consider our corporate performance and each NEO’s individual contributions to our corporate performance.

•

We pay our NEOs a base salary, annual cash bonus and equity awards in the context of peer group practices.

•

We view our NEOs as a team. We differentiate among our NEOs and recognize their roles and responsibilities through our cash bonuses and equity awards.

•

We use equity awards to attract and retain the best talent and achieve our goal of long-term value creation.  We grant equity awards commensurate with each NEO’s responsibilities and performance.

•

We manage the cost of our programs while maintaining their purpose and benefit to stockholders.

Elements of Compensation in 2009

The primary elements of our 2009 executive pay package are outlined below:

Element	Description for 2009	Considerations
Base Salary	• Fixed compensation providing a measure of certainty and predictability

•

Reviewed annually and subject to change

•

Specific amounts for salaries in employment agreements for Messrs. Henry, Pappagallo, Lukes and Cohen[1]

•

Voluntary salary reductions for Messrs. Cooper, Henry, Pappagallo and Lukes

Cash Bonus	• Corporate and individual performance based incentive which varies from year to year • An additional discretionary bonus may be awarded to recognize exceptional NEO achievements

•

Reviewed annually and subject to change

•

Paid at the end of performance year

•

Employment agreements for Messrs. Henry, Pappagallo, Lukes and Cohen[1]

•

Voluntary reduction in Mr. Henry’s contractual bonus

Equity Awards

•

Stock options with exercise price of 100% of the fair market value price of our stock on the date of the August 2009 grant will vest ratably on each anniversary date for the four years following the grant date

•

NEOs received the restricted stock awards for 2009 as set forth in the Grants of Plan-Based Award table on page 24; the amount of restricted stock received is calculated based on a ratio of the then approximate fair value of options over the common stock trading price

•

Restricted stock awards vest on one of two schedules:

1) retention-based awards vest completely (100%) after five years, with no interim vesting periods; and 2) annual awards vest ratably on each anniversary date for the four years following the grant date.

•

Stock options for all employees awarded in August 2009 following release of second quarter financial results

•

Stock options and restricted stock granted to encourage retention and alignment with stockholders’ interests

[1] See “Additional Compensation Considerations – Employment Agreements” below.

Determining the Amounts and Allocation of Compensation in 2009

The Management’s Discussion and Analysis section of our 2009 Annual Report provides an initial framework for understanding the business context influencing the Committee’s decisions on NEO compensation.  The Committee considered a number of quantitative and qualitative factors in determining our NEO’s 2009 compensation, including:

Quantitative Criteria

•

Funds from Operations (FFO)(1)

•

Occupancy levels in our portfolio

(1)   The Committee also noted the decrease in our Funds from Operations, or FFO, to $ 287.1 million for 2009 from $ 522.9 million for 2008. On a diluted per share basis, FFO decreased approximately 59 % to $ 0.82 for 2009 from $ 2.02 for 2008.  We calculate FFO from net income / (loss) available to the Company's common shareholders, as shown on our Consolidated Statements of Operations, excluding gains from sales of depreciated property, plus depreciation and amortization, after adjustments for unconsolidated partnerships and joint ventures and adjustments for unrealized remeasurement of derivative instruments.  We believe that FFO is an important metric in determining the success of our business as a real estate owner and operator.

•

Contributions from real estate investment programs and operating businesses

•

Results of operations

•

Liquidity and financial position

•

Improving operational efficiency

•

Return on capital

•

Historical compensation levels

Qualitative Criteria

•

Partnership philosophy

•

Individual executives’ contributions to business success – see “Analysis of Each NEO’s Compensation” below

•

Establishing, refining and executing strategic plans

•

Continuing uncertainty with respect to macroeconomic conditions and instability in the capital markets

•

Credit and risk management

•

Maintaining compliance and controls

•

Desire for meaningful retention

•

Motivation and mentorship of our business leaders

The Committee considers these factors as a whole and individual members of the Committee may have given different weight to different factors.  We also consider our CEO’s evaluation of our individual executives’ performance and his recommended set of compensation actions for all NEOs.  We use our business judgment to determine the most appropriate compensation to recognize the contributions and potential of our executives.  Although we have adopted performance targets for our NEOs’ cash bonus and equity awards effective 2010, in 2009 we did not use specific performance targets for evaluating corporate or individual NEO performance.

Allocation of Compensation.  We have paid Messrs. Cooper, Henry, Pappagallo and Lukes approximately 30% of their total compensation in the form of stock options and restricted stock, with the remainder paid in the form of base salary and cash bonus.  We have paid Mr. Cohen approximately 20% of his total compensation in the form of stock options and restricted stock, with the remainder paid in the form of base salary and cash bonus.  We believe these allocations strike the appropriate balance between assured compensation and performance-based compensation.

Base Salary.  Messrs. Henry, Pappagallo and Lukes are parties to employee agreements which specify base salaries of $700,000 subject to annual review.  Mr. Cooper’s base salary has historically been similar to the base salary of Mr. Henry.  Messrs. Cooper, Henry, Pappagallo and Lukes all voluntarily agreed to reduce their salaries in the early part of 2009 to $650,000 and thus respectively received salaries of $657,692, $673,077, $661,538, and $661,538 in 2009.  Mr. Cohen’s employment agreement specifies a base salary of $425,000.  In determining these contractual base salaries, the Committee considered their individual qualifications and experience, scope of responsibilities, future potential, the goals and objectives established for each NEO, past performance and the practices of our peer group, without applying a quantitative formula.  We did not seek a specific target within our peer group.

Base salary increases, if any, are based upon the performance of each NEO as assessed by the Board of Directors or the Committee.  No formulaic base salary increases are provided to the NEOs, and other forms of compensation are generally used to reward overall company performance or exceptional performance of a particular NEO.

Cash Bonus.  The Committee considered the Company’s financial performance in 2009 in determining to significantly reduce cash bonuses from 2008 amounts by approximately 14% and 35% for Messrs. Cooper and Henry, respectively.  Mr. Henry also agreed to a voluntary reduction in his contractual bonus.  The Committee believed it was appropriate to still pay reduced cash bonuses because the Company’s financial results were primarily affected by macroeconomic conditions and impairments which are beyond our NEOs’ control.  Furthermore, the Committee believed that the reduced cash bonuses appropriately recognize the contributions of our NEOs in guiding the Company through 2009’s challenging economic conditions, including refocusing the Company on its core business and successfully raising more than $2.3 billion in capital to deleverage the Company’s balance sheet.  The Committee also determined cash bonuses based on the performance of the individual NEOs, as detailed in the “Analysis of Each NEO’s Compensation.”

Comparison to Competitive Market.  We review competitive compensation data from a select group of peer companies and broader survey sources.  However, we do not set our NEO pay as a direct function of market pay levels.  Instead, we use market data to help confirm that our pay practices are reasonable.  At the Committee’s direction, its compensation consultant, Towers Watson, gathered competitive market data for our review.  Towers Perrin merged with Watson Wyatt effective January 2010 and became Towers Watson. This merger had no material effect on the executive compensation services provided by Towers Perrin to the Company during 2009. As a primary reference, Towers Watson gathered proxy pay data for REITs with market capitalizations comparable to ours, including the following:

AMB Property Corp.	Federal Realty Investment Trust	Simon Property Group Inc.

AvalonBay Communities Inc.	Host Hotels & Resorts, Inc.	SL Green Realty Corp.

Boston Properties Inc.	Macerich Co.	Starwood Hotel & Resorts Worldwide Inc.

Brookfield Properties Corp.	Marriott International Inc.	Ventas Inc.

Developers Diversified Realty Corp.	Prologis	Weingarten Realty Investors

Duke Realty Corp.	Public Storage

Equity Residential	Regency Centers Corp.

In addition, recognizing the broad market for talent similar to that required of our executives, Towers Watson provided the Committee with survey data from Towers Watson’s Executive Compensation Data Bank and on behalf of the Company, used the Company’s NAREIT compensation survey data.  Where possible, survey data were regressed based on similar capitalization to best account for the Company’s size.  Towers Watson presented other information to the Committee, including: a review of the Company’s peers’ stock ownership guidelines, and annual and long-term incentive compensation design reviews.  The Committee considered the Towers Watson information as an input in its decision making process for determining our NEOs’ compensation.  However, the Committee did not use the Towers Watson reports to set targets or benchmarks in making its compensation decisions.  Towers Watson reported directly to the Committee and management and provided no other services besides executive compensation services to the Company.

Tax and Accounting Considerations.  The recognition or deferral of period expense in our financial statements did not factor into the allocation of compensation among base salary, bonus and equity awards. Cash salary and bonus are generally charged as an expense in the period in which the amounts are earned by the NEO.  The value of equity awards are amortized ratably into expense over the vesting period, except for the value of equity awards granted to Mr. Cooper, which was expensed immediately in the period financial statements as of the grant date in accordance with FASB ASC 718, which requires immediately expensing options of employees eligible for retirement.

Section 162(m) of the Code generally places a $1 million annual limit on the amount of compensation paid to each of the Company’s named executive officers other than our Chief Financial Officer that may be deducted by the Company for federal income tax purposes unless such compensation constitutes “qualified performance-based compensation” which is based on the achievement of pre-established performance goals set by a committee of the Board of Directors pursuant to an incentive plan that has been approved by the Company’s stockholders.    Because we do not use pre-established performance goals, the bonus compensation paid to our NEO’s in 2009 did not constitute “qualified performance-based compensation.”  The Second Amended and Restated 1998 Equity Participation Plan, as amended (the “Equity Participation Plan”) provides that certain awards made thereunder may, in the discretion of the plan administrator, be structured so as to qualify for the “qualified performance-based compensation” exception to the $1 million annual deductibility limit of Section 162(m).

Analysis of Each NEO’s Compensation

Milton Cooper and David Henry

In 2009, Milton Cooper served as our Chief Executive Officer and David Henry served as our President and Chief Investment Officer. The Committee generally sought to comparably compensate Messrs. Cooper and Henry.  This approach reflected our philosophy that our NEOs are partners who contribute jointly to our corporate performance.  Compensation of these two NEOs was based on an assessment of their contributions toward our successful corporate performance, described in the qualitative performance factors for each NEO below.

Messrs. Cooper and Henry voluntarily agreed to reduce their salaries in the early part of 2009 from $750,000 to $650,000 and thus respectively received salaries of $657,692 and $673,077 in 2009.

Mr. Cooper received a cash bonus of $500,000, which represents a decrease of approximately 14% from his cash bonus for 2008.  Mr. Henry also received a cash bonus of $500,000, which represents a decrease of approximately 35% from his cash bonus for 2008 and a decrease of $100,000 from his contractual bonus.  As discussed above, the Committee and management believe that the decreased cash bonuses for 2009 appropriately reflected the Company’s financial results in the context of macroeconomic conditions which are beyond our NEOs’ control.  Mr. Cooper has no employment agreement and no contractual bonus.

In addition, in 2009, Messrs. Cooper and Henry each received stock options to purchase 43,600 shares of our common stock and each received 43,600 shares of restricted stock.  This reflects our desire to rely on equity grants to motivate our NEOs who have the highest level of responsibility for our corporate performance.

For Mr. Cooper, the following qualitative performance factors were considered in determining his compensation:

•

Continued to refine the business strategy to focus on our core shopping center franchise.

•

Continued to cultivate relationships with institutional partners and financial institutions to reinforce access to capital.

•

Focus on overhead efficiency and cost reductions resulting in further business and staff restructuring during 2009.

•

Strengthened the emphasis on the executive mentoring and development.  This included the promotion of David Henry to the position of Chief Executive Officer effective December 31, 2009.

•

Continued to lead relationship with the Albertson’s joint venture resulting in additional distributions to partners of approximately $67 million in 2009.

•

Led efforts to acquire partner’s interest in PL Retail and selected assets from other institutional investors.

For Mr. Henry, the following qualitative performance factors were considered in determining his compensation:

•

Successfully led efforts to complete construction of Mexico and South America development pipeline.

•

Effectively handled the separation of the former Kimco Developers, Inc. business unit’s senior leadership, and integrated its portfolio into Kimco’s core operations.

•

Restructured and downsized the preferred equity, retailer services, and acquisition / disposition groups, merging the remaining staff into an effective asset management organization under a single corporate leadership.

•

During the difficult credit period of early 2009, participated in expanding and enhancing commercial banking and insurance company relationships to help obtain a new unsecured term loan and new secured mortgage loans, respectively.

•

Participated in developing new institutional management clients while maintaining excellent relationships with existing clients including Prudential, UBS, GE Pension, NY State Common Retirement Fund and Equitable.

•

Continued strong Canadian portfolio results (98% occupancy, $45 million plus FFO contribution), and excellent joint venture partner relationships.

Michael Pappagallo, David Lukes, Glenn Cohen

With respect to these NEOs, the Committee considered overall contribution to our business for these NEOs, in a comparable manner to the approach for the other NEOs described above.  The Committee also considered performance in their respective areas of responsibility.  In addition, the Committee considered Mr. Cooper’s recommendations.

Mr. Pappagallo has significant oversight responsibility for financial and administrative matters.  In 2009, he received a base salary of $661,538 (reflecting a voluntary salary reduction from his salary of $700,000), a cash bonus of $400,000, stock options to purchase 34,100 shares of our common stock and 34,100 shares of restricted stock.  Consistent with the reductions in bonuses for our other NEOs in 2009, Mr. Pappagallo’s 2009 cash bonus was reduced 20% from the amount of his 2008 cash bonus.

For Mr. Pappagallo, the following qualitative performance factors were considered in determining his compensation:

•

Successful capital raising activities in difficult financing market; raised over $2.3 billion of capital, including over $1 billion in two common equity offerings, and over $800 million of mortgage financing. Re-entered unsecured bond market with $300 million 10 year senior note priced under 7%.

•

Led efforts to structure and close the acquisition of our joint venture partner’s interest in PL Retail, a portfolio of 21 high quality properties with a total transaction value of $825 million.

•

Streamlined finance and business operations functions by consolidating groups under 5 key functional leaders; established separate unit to manage and develop resolution strategies for non-core assets and other structured investments.

•

Drove the establishment of structured investment unit to focus on the management and disposition of core assets; provided resources and technologies to generate better financial monitoring and consistent approach to asset resolution strategies.

•

Completed first phase of finance redesign, which included reorganization of accounting and financial planning resources, reducing accounting closing cycle, competency assessment of organization, re-tooling of account structure to facilitate business planning and expense management, and commencement of new planning and data warehousing tools to enhance management of information for the shopping center business.

•

Leadership role in development of new performance based executive compensation plan to be adopted for 2010; further refined the salary, bonus, and stock compensation framework for the Company to promote equity and greater visibility for all employees.

Mr. Lukes directs the strategy and day-to-day activities of the Company’s shopping center business.  In 2009, he received a base salary of $661,538 (reflecting a voluntary salary reduction from his salary of $700,000), a cash bonus of $400,000, stock options to purchase 34,100 shares of our common stock and 34,100 shares of restricted stock.  Mr. Lukes’ cash bonus increased to $400,000 in 2009 from $100,000 in 2008 to reflect his full year of contributions to the Company as the Company’s Chief Operating Officer, a position he was promoted to in November 2008.

For Mr. Lukes, the following qualitative performance factors were considered in determining his compensation:

•

Initiated strategic leasing programs to address 2009’s diminished retail demand and resulting increased product across most US markets, including wide-scale review of 92 major tenant portfolios, shifting portfolio assignments, replacing low level producers, and increasing brokerage relationships with added incentives targeted at specific vacancies.

•

Restructured leasing staff compensation program to more strongly leverage production based on incentives as part of total cash compensation, resulting in a 20% increase in leasing production over the prior year. Also, took strategic employee actions including streamlining and reorganizing operating staff to increase the speed of production and execution as the market favored landlords with the ability to act quickly.

•

Revamped Property Management function by appointing new leadership to restructure the function providing better quality and expense controls, introducing value creation through the property management team, and focusing on recoveries of common area maintenance (CAM) and tax expenses (resulting in reduced controllable CAM costs of up to 25%).

•

Spearheaded the Company’s green initiatives and commitment to the environment by instituting new programs including smart metering technologies for electricity and water, trash & recycling collection, roofing replacement, solar generated electricity, green space irrigation systems and guidelines for sustainable practices in renovations of the Company’s properties.

•

Redefined Value Creation programs on existing assets that capitalized on current market trends by analyzing all development and redevelopment properties and establishing an active management strategy (potential for outparcels, upgrading of tenant profile, expansion opportunities, credit enhancement through forced vacates, undeveloped land, etc.).

•

Contributed to investor presentations and new institutional partners by increasing involvement with equity analysts and institutional partners seeking a better understanding of the operating business, acquisition opportunities, and the strength / stability of our portfolio.

Mr. Cohen serves as the Company’s Treasurer and Chief Accounting Officer and has significant oversight responsibility for treasury, accounting and reporting matters.  In 2009, he received a base salary of $425,000, a cash bonus of $175,000, stock options to purchase 10,900 shares of our common stock and 10,900 shares of restricted stock.

For Mr. Cohen, the following qualitative performance factors were considered in determining his compensation:

•

Successfully accessed over $2 billion of new capital across various markets, including the equity market, the unsecured bank market, the unsecured bond market and the non-recourse mortgage market satisfying near term maturities and enhancing our overall debt maturity profile.

•

Orchestrated and guided the mortgage group in sourcing and closing over 40 transactions with a variety of lenders (insurance companies and regional and local banks) and establishing many new relationships with both portfolio lenders and the mortgage brokerage community.

•

Satisfied the refinancing needs for our own consolidated balance sheet and the financing needs for our numerous joint venture partners.

•

Continued to maintain and develop new banking relationships through an extremely difficult and volatile market.

•

Assumed functional leadership for the joint venture reporting group and the tax compliance function; appointed a new VP of Tax, bringing tax compliance and structuring under one leader.

•

Undertook a complete review of the accounting organization (both corporate and joint venture); reviewed and analyzed many of our quarter close processes, increasing efficiency and reducing the time to close our books.

•

Initiated a process to accelerate automation and reporting with respect to Latin America accounting operations and established a standard reporting package to be used by the various partners reporting accounting results to Kimco.

Additional Compensation Considerations

Employment Agreements.  Messrs. Henry, Pappagallo, Lukes and Cohen have employment agreements which determine their base salaries, bonuses, and severance and change-in-control payments as described below.  Mr. Cooper does not have an employment agreement and thus has no contractual base salary, bonus, severance or change-in-control payments.  The employment agreements for Messrs. Henry and Pappagallo expire on April 14, 2011.  The initial term of the employment agreement for Mr. Lukes expires on August 18, 2011 and the term is thereafter automatically extended for successive one-year periods subject to either party’s notice to terminate the agreement at least 3 months prior to the end of the term.  Mr. Cohen’s employment agreement expires on January 31, 2012.

As part of the Committee’s review of the Company’s executive compensation practices, the Executive Compensation Committee has determined to discontinue use of individual employment agreements with the Company’s executive officers.  Accordingly, on March 15, 2010, the Company provided notices of non-renewal with respect to its NEO employment agreements.

Long-Term Incentives — Equity Awards.  The exercise price of stock options granted to our NEOs is 100% of the market closing price of our stock on the date of the grant.  Prior to the equity award cycle, the Committee develops a yearly timeline for stock option grants to our NEOs, including a proposed grant date that is the same for all NEOs.  This timeline for 2009 was determined so grants would occur sufficiently after the announcement of our second quarter results to ensure that our stock option exercise prices reflect a fully-informed market price.  As a general principle, we do not time grants in connection with the release of material non-public information.

Options generally vest in 25% (or 20% for grants prior to August 6, 2008) increments on each of the first four (or, for grants prior to August 6, 2008, five) anniversaries of the grant date, although options granted to any employee (including our NEOs) who have turned 65 or who have at least 20 years of service with us vest immediately upon retirement, death or disability in accordance with our Equity Participation Plan and the terms of our equity award agreements.  We changed our option vesting schedule to four years for grants made on and after August 6, 2008 in order to more appropriately match competitive practices and better motivate our employees. Mr. Cooper is currently eligible to retire from the Company, and his options would vest immediately upon retirement.  We do not maintain special pension plans for our NEOs because we believe this accelerated vesting offsets the lack of such plans.  The Committee may accelerate equity vesting at its discretion.

We determined the amounts of each NEO’s equity awards based on our Committee’s evaluation of each NEO’s contributions to our business as detailed in “—Analysis of Each NEO’s Compensation.”  We did not seek a specific target within our peer group.

We generally allow our employees (including our NEOs) that receive over 7,500 stock options each year to elect to receive up to 100% of their equity award in the form of restricted stock.  We allow these employees to elect to receive stock options or restricted stock in deference to each employee’s personal preferences and circumstances.  We calculate the amount of restricted stock to be received based on a ratio of the then approximate fair value of the options over the common stock trading price.  Retention-based awards of restricted stock vest completely after five years.  Beginning August 6, 2008, restricted stock awards which were received through an election to receive restricted stock instead of a stock option grant vest ratably over four years.  If an employee receiving restricted stock is terminated prior to vesting for reasons other than death, disability or without cause, he would not receive the underlying stock.  Prior to vesting, recipients of this restricted stock may vote the shares and also receive dividends.

Our long-term incentive plan established in our 2010 executive compensation program is discussed in “—2010 Executive Compensation Program—Long-Term Incentive Plan” below.

Defined Contribution Plans.  We maintain a 401(k) retirement plan to cover substantially all of our employees, including our NEOs.  The Company currently makes matching contributions to employees who have 401(k) accounts on a dollar-for-dollar basis, up to 5% of the employee’s compensation (and subject to a maximum of $8,500 for highly compensated employees).  Plan participants may withdraw from their 401(k) account upon termination of employment, if they take a distribution as provided under the hardship provisions of the Plan, or if they take a distribution under the age 59½ or in accordance with the Required Minimum Distribution provisions.  Employees, including our NEO’s, may also take loans from their 401(k) accounts subject to the terms and conditions of the Plan. We do not maintain other retirement plans for our NEOs or employees.

Post-Termination Compensation and Benefits; Severance Arrangements.  Each of the NEOs (other than Mr. Cooper, who has no employment agreement) is entitled only to such severance and post-termination payments specified in their respective employment agreements.  Each employment agreement is individually negotiated.

The structure of the terms and payout levels under these employment agreements generally entitle each executive to continuing payments equal, in the aggregate, to his base salary for the greater of the balance of the term of the agreement or one year plus any minimum contractual bonus.  As more fully described in “Additional Compensation Considerations – Employment Agreements”, we pay severance benefits over the longer of the remaining term of the applicable agreement or one year.  All unvested stock options would become 100% vested as of the date of an involuntary termination, and the terminated executive, under COBRA, would continue to receive any health benefits previously provided for by us, at no cost to the executive during the severance period.  In the event a NEO is terminated for cause, we will generally not pay additional compensation or benefits beyond unpaid existing obligations. If Messrs. Pappagallo, Lukes or Cohen’s employment agreement is terminated and Messrs. Pappagallo, Lukes or Cohen become employed by a competing business during the period in which they receive severance payments, the Company will reduce their severance payments by the amount paid by the competing business. The employment agreements provide that we would pay limited amounts to Messrs. Henry, Pappagallo, Lukes and Cohen if they are terminated due to death or disability. The severance and post-termination arrangements with the Company’s executives did not affect the decisions made regarding the other elements of compensation of the Company’s executives in 2009.

Our executive severance plan established in our 2010 executive compensation program is discussed in “—2010 Executive Compensation Program—Executive Severance Plan” below.

Change-in-Control.  We align our executives’ interests with the interests of stockholders to ensure that our executives will vigorously pursue all transactions that are in the long-term interests of stockholders.  If any of Messrs. Henry, Pappagallo, Lukes or Cohen is terminated without cause within 12 months following a “change-in-control” or resigns his employment for any reason within 60 days following a “change-in-control,” he would be entitled to a lump sum payment as well as accelerated vesting of outstanding equity awards.  Since Internal Revenue Code Section 280G denies us a business expense deduction on any payments, non-cash benefits and option acceleration provided to an officer in connection with certain changes in control that equal or exceed three times the officer's average compensation for the past five years, we cap change-in-control cash payments to reduce the likelihood that adverse tax consequences will be imposed on us.

On March 15, 2010 the Company entered into amendments with respect to its employment agreements with Messrs. Henry, Lukes, Pappagallo and Cohen to move to a “double-trigger” change in control severance arrangement as discussed in “—2010 Executive Compensation Program—Amendments to Employment Agreements” below.

Perquisites.  We do not treat our NEOs materially different from our other senior employees with respect to perquisites.  We provide the following perquisites to our NEOs:

•

Company cars.  We provided Messrs. Cooper, Henry and Pappagallo with the use of a car and driver to travel for Company business.  We provide Mr. Lukes with the use of a car to travel for Company business.  Each such NEO may use the car without a driver for personal use.  Other employees may use these cars for Company business when they are not in use by the NEOs.  Mr. Cohen’s employment agreement provides for a car allowance in the amount of $10,920 per year, which he and the Company have agreed to waive early in 2009.

•

Life insurance and long term disability.  We pay premiums on a group term life insurance and long term disability policy for each NEO on the same terms as our other employees.  Additionally, we pay the premium on a life insurance policy for Mr. Henry pursuant to his original employment contract.

•

Long-term care.  We provide certain of our officers and senior executives (including all NEOs) a limited long-term care benefit of $3,500 per month as part of a group policy.  These individuals may elect to purchase additional long-term care insurance at their own cost on the same terms as employees generally.

Our NEOs are entitled to participate in our other health and welfare plans on the same terms as other employees.

2010 Executive Compensation Program

On March 15, 2010, our Executive Compensation Committee approved the general terms of a new executive compensation program (the “Program”) intended to enhance our pay-for-performance compensation practices to continue to attract, retain and appropriately motivate our key employees who drive long-term value creation.  The component parts of the Program are:

•

Cash compensation, consisting of base salaries and performance-based annual bonus opportunity;

•

Equity compensation, consisting of stock options and performance share awards granted pursuant to a new omnibus equity plan (adopted to provide the Company with the flexibility to award a variety of equity-based and cash compensation awards, including performance awards);

•

Non-renewal of existing employment agreements;

•

Amendments to existing employment agreements which eliminate guaranteed bonuses (with the exception of Mr. Cohen) during the remainder of their terms and which provide for a “double-trigger” change in control severance arrangement; and

•

Adoption of a new executive severance plan to replace the severance provisions in the employment agreements that are not being renewed.

2010 Executive Compensation Program — Annual Incentive Plan

Under the Program, each NEO is eligible to receive an annual cash bonus based upon an achievement level of 100% of the Company performance and individual performance targets with respect to the applicable fiscal year (the “Target Bonus”).

Each NEO will be eligible to receive an annual cash bonus based on the Company’s corporate / financial performance and such NEO’s individual performance.  For each NEO’s annual bonus, 60% is based on the Company’s corporate / financial performance as measured by the Company’s funds from operations (“FFO”) for the performance year relative to the Company’s target FFO for the performance year, and 40% is based on individual performance as evaluated by the Compensation Committee.  The table below shows the percent of the Target Bonus each NEO would receive based on achievement of threshold, target and maximum levels for corporate / financial performance and individual performance.

Performance Criteria	Weight as Percent of Target Bonus	Annual Incentive Component Earned as Percent of Target Bonus*
		Threshold	Target	Maximum
Corporate / Financial Performance • Threshold level achieved if FFO is 90% of target FFO • Target level achieved if FFO is 100% of target FFO • Maximum level achieved if FFO is 110% of target FFO	60%	30%	60%	90%

Individual Performance • Evaluation of individual NEO performance by the Compensation Committee	40%	10%	40%	60%

Total Annual Bonus Paid	100%	40%	100%	150%

* The annual bonus will be interpolated between the threshold and target, and target and maximum performance levels.

For example, if the Company achieved 90% of its target FFO, an NEO would receive 30% of his Target Bonus based on the corporate / financial performance criteria.  If the Compensation Committee determined in its evaluation that the NEO’s individual performance was at the target performance level, the NEO would receive 40% of his Target Bonus based on the individual performance criteria.  Adding the corporate / financial performance bonus and the individual performance bonus together, the NEO would receive 70% of his Target Bonus.  If the NEO’s Target Bonus was $500,000, then the NEO would receive 70% of $500,000, which is $350,000, as his annual cash bonus.

2010 Executive Compensation Program — Long-Term Incentive Plan

The Program provides for a long-term incentive plan pursuant to which the Company will make annual equity-based compensation awards to the NEOs.  The target number of shares underlying the long-term incentive equity awards will be established in February or March of each year, beginning in 2010, for the current calendar year.  One-half of the shares covered by the equity awards will be awarded in the form of time-vesting stock options.  For 2010, the stock options will be granted under the Second Amended and Restated 1998 Equity Participation Plan of Kimco Realty Corporation (restated February 25, 2009), as such plan may be amended from time to time.  One-half of the shares covered by the equity awards will be awarded in the form of performance share awards.  The performance share awards will be granted under the Kimco Realty Corporation 2010 Equity Participation Plan, subject to stockholder approval of such plan.  Each performance share award will provide for the grant of restricted shares in the year following the date the performance shares are awarded based on the Company’s total stockholder return in the performance year relative to the Company’s peer group and NAREIT retail peers (and if the Company’s total stockholder return for the performance year is less than the minimum target level then no restricted stock will be granted).  If the Company’s relative total stockholder return in a performance year results in restricted stock being awarded with respect to such year, the restricted stock awards will be subject to transfer restrictions and forfeiture conditions until such awards become vested.  The companies in the Company’s peer group for the long-term incentive plan for 2010 are listed in Exhibit 99.1 of the Company’s Form 8-K filed on March 19, 2010.

Restricted Stock Awards Granted with respect to Earned Performance Shares Based on Company’s Total Stockholder Return

	Company’s 1 Year Total Stockholder Return Percentile in Peer Group
	25%	50%	75%
Restricted Stock Granted*	50%	100%	150%

* Restricted stock will be granted on a linear scale between the 25% and 75% performance percentile.

The vesting schedule for the stock options, performance shares and restricted stock is set forth below:

Vesting Schedule for Stock Options in Long-Term Incentive Plan

	Year of Grant	First Anniversary From Grant Date	Second Anniversary From Grant Date	Third Anniversary From Grant Date	Fourth Anniversary From Grant Date
Stock Options (time-based vesting)	Stock options granted; None vested	25%	25%	25%	25%

Vesting Schedule for Performance Shares and Restricted Stock in Long-Term Incentive Plan

	Performance Year	First Year After Performance Year	First Anniversary From Grant Date of Restricted Stock	Second Anniversary From Grant Date of Restricted Stock	Third Anniversary From Grant Date of Restricted Stock
Performance Shares and Restricted Stock (performance-based grant; time-based vesting)	Performance Shares awarded; None vested	Restricted stock granted (based on performance shares earned)	33 1/3%	33 1/3%	33 1/3%

Amendments to Employment Agreements

As a result of the Executive Compensation Committee’s review of the Company’s executive compensation practices, on March 15, 2010 the Company entered into the following amendments with respect to its employment agreements with Messrs. Henry, Lukes, Pappagallo and Cohen.  These amendments move to a “double-trigger” change in control severance arrangement and eliminate guaranteed bonuses (except for Mr. Cohen) as detailed in the Company’s Form 8-K filed on March 19, 2010.

Mr. Henry’s employment agreement dated March 8, 2007, as amended December 17, 2008, has been amended to replace Mr. Henry’s guaranteed minimum annual bonus of $600,000 with a discretionary annual cash bonus to be determined by the Compensation Committee.  Mr. Lukes’ employment agreement dated August 18, 2008, as amended December 17, 2008, has been amended to replace Mr. Lukes’ guaranteed minimum annual bonus of $100,000 with a discretionary annual cash bonus to be determined by the Executive Compensation Committee.

Executive Severance Plan

On March 15, 2010, the Executive Compensation Committee adopted the Kimco Realty Corporation Executive Severance Plan (the “Severance Plan”) pursuant to which Messrs. Cooper, Henry, Lukes, Pappagallo and Cohen and certain other members of the Company’s senior management, are eligible for severance payments if the covered executive’s employment is terminated by the Company without “Cause” or, following a change in control, by the executive for “Good Reason” (each as defined in the Severance Plan), subject to the terms and conditions described in the Severance Plan.  Upon a covered termination of employment, a participant will receive two times the sum of (a) the participant’s annual base salary and (b) the amount of the participant’s annual bonus received in the prior year.  The participant will also receive eighteen months of continued participation in the Company’s health insurance plans or successor plans (running concurrently with the COBRA period).  Payments under the Severance Plan are offset by payments received by the participant under any other Company employment agreement or severance plan.  In certain circumstances, if a participant would otherwise have incurred excise taxes under Section 4999 of the Code, his or her payments will be reduced to the “safe harbor amount,” such that no such excise taxes would be due.  The foregoing description is qualified in its entirety by reference to the text of the Severance Plan which is attached as Exhibit 10.5 of the Company’s Form 8-K filed on March 19, 2010.

Notices of Non-Renewal for Employment Agreements

The Executive Compensation Committee has determined to discontinue individual employment agreements with the Company’s executive officers.  Accordingly, on March 15, 2010, the Company provided notices of non-renewal with respect to its NEO employment agreements.

Executive Compensation Committee Report

The Executive Compensation Committee of the Company has reviewed and discussed with the Company's management the Compensation Discussion and Analysis that is required by Securities and Exchange Commission Rules to be included in this Proxy Statement.

Based on that review and those discussions, the Committee has recommended to the Company's Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

EXECUTIVE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS

Joe Grills, Chairman

Philip Coviello

Richard G. Dooley

Richard Saltzman

F. Patrick Hughes

The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

COMPENSATION TABLES

Executive Officers.  Reference should be made to the Company's annual report on Form 10-K, as amended, for the year ended December 31, 2009, incorporated herein by reference, following Part I, Item 4, for information with respect to the executive officers of the Company.

Executive Compensation.  The following table sets forth the summary compensation of the NEOs of the Company for the 2009, 2008 and 2007 calendar years.  The figures set forth in the option awards column for 2008 and 2007 have been restated to reflect the amendments to Item 402(c) of Regulation S-K as set forth in SEC Release No. 34-61175, “Proxy Disclosure Enhancements,” issued on December 16, 2009.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation($)(3)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(i)	(j)

Milton Cooper Chairman of the Board of Directors and Chief Executive Officer	2009 2008 2007	657,692 750,000 700,000	500,000 580,000 725,000	503,144 - -	118,156 1,266,000 1,386,000	45,580 103,207 105,215	1,824,572 2,699,207 2,916,215

David B. Henry (4)(5) President and Chief Investment Officer	2009 2008 2007	673,077 750,000 700,000	500,000 780,000 900,000	503,144 - -	118,156 1,266,000 1,386,000	49,434 150,014 134,248	1,843,811 2,946,014 3,120,248

Michael V. Pappagallo (4) Executive Vice President, Chief Financial Officer and Chief Administrative Officer	2009 2008 2007	661,538 530,769 450,000	400,000 500,000 625,000	393,514 - -	92,411 791,250 693,000	47,274 145,279 127,965	1,594,737 1,967,298 1,895,965

David Lukes (4) Executive Vice President and Chief Operating Officer	2009 2008	661,538 700,000	400,000 100,000	393,514 -	92,411 791,250	36,881 25,099	1,584,344 1,616,349

Glenn G. Cohen (4)(6) Senior Vice President, Treasurer and Chief Accounting Officer	2009	425,000	175,000	125,786	29,539	37,713	793,038

(1)   Amounts reflect the compensation cost to the Company in 2009, 2008, and 2007 of the equity awards based on the aggregate grant date fair value recognized in accordance with the provision of FASB ASC 718. The fair value of each award is estimated on the date of grant using the Black-Scholes option pricing formula. The assumptions used by the Company in calculating these amounts are incorporated herein by reference to Note 22 to Consolidated Financial Statements in the Company’s 2009 Form 10−K.  The value of awards granted to the NEOs in 2009, are reflected on the 2009 Grants of Plan−Based Awards table below.

(2)   Amounts reflect the compensation cost to the Company in 2009, 2008, and 2007 of the equity awards based on the aggregate grant date fair value recognized in accordance with the provision of FASB ASC 718. The fair value of each award is estimated on the date of grant. The assumptions used by the Company in calculating these amounts are incorporated herein by reference to Note 22 to Consolidated Financial Statements in the Company’s 2009 Form 10−K, as amended. The value of awards granted to the NEOs in 2009, are reflected on the 2009 Grants of Plan−Based Awards table below.

(3)   The Company provides to each of Messrs. Cooper, Pappagallo, and Henry the use of a car and driver to transport these individuals in the conduct of their duties as executive officers of the Company.  The policy on the use of the cars for 2009, 2008 and 2007 is outlined below:

•

The cars and drivers were available, when not in use by the foregoing executive officers, for other employees conducting Company business;

•

These services were also available under certain circumstances to third parties involved in Company business at the Company’s New Hyde Park location;

•

The cars and drivers were used from time to time for deliveries and other transportation of documents or other materials; and

•

The cars were provided to these officers with drivers for commuting and without drivers for personal use.

Mr. Lukes is provided the use of a car, but is not provided a driver.  Mr. Cohen’s employment agreement provides for a car allowance in the amount of $10,920 per year, which he and the Company have agreed to waive early in 2009.

The NEOs’ drivers are employees who have additional responsibilities at the Company.  In 2009, the Company calculated the cost of this perquisite by prorating the cost of each employee’s salary and benefits to reflect the amount of each employee’s time used driving the NEOs.  The Company also included the pro rated depreciation of the NEOs’ cars in the cost of the perquisite.  Accordingly, the aggregate incremental cost of this perquisite to the Company in 2009 for Messrs. Cooper, Henry, Pappagallo and Lukes was $17,008, $6,491, $21,870 and $11,600, respectively.

In 2008 and 2007, the Company did not track the employees’ time spent driving the NEOs and thus calculated the cost of this perquisite by including the full salary and benefits of each employee who served as a driver to the NEOs.  For purposes of column (i), the Company calculated the aggregate incremental cost of this perquisite to the Company for Messrs. Cooper, Pappagallo and Henry to be $74,624, $120,057, and $107,258, respectively, in 2008, and $76,741, $102,807, and $91,556, respectively, in 2007.

(4)   See “Employment Agreements” below.

(5)   The Company provides Mr. Henry with an additional life insurance policy pursuant to his employment agreement, for which the annual premium is $17,245 and is included in all other compensation.

(6)   Glenn G. Cohen became an NEO during 2009.

The following table provides information on future payouts under non-equity and equity incentive plan awards granted to the NEOs during 2009:

Grants of Plan-Based Award

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
			(1)		(2)
(a)	(b)	(i)	(j)	(k)	(l)

Milton Cooper	8/6/09	43,600	43,600	11.54	621,300
David B. Henry (3)	8/6/09	43,600	43,600	11.54	621,300
Michael V. Pappagallo (3)	8/6/09	34,100	34,100	11.54	485,925
David Lukes (3)	8/6/09	34,100	34,100	11.54	485,925
Glenn G. Cohen (3)	8/6/09	10,900	10,900	11.54	155,325

(1)   All options were granted on August 6, 2009 under the Second Amended and Restated 1998 Equity Participation Plan and have a term of ten years from the grant date and vest in 25% increments on each of the first, second, third, and fourth anniversaries of the grant date.  The exercise price is equal to fair market value on the grant date of August 6, 2009.

(2)   Amounts reflect the fair value of the award estimated on the date of grant using the Black-Scholes option pricing formula.  The assumptions used by the Company in calculating these amounts are incorporated herein by reference to Note 22 to Consolidated Financial Statements in the Company’s 2009 Form 10−K.

(3)   See Executive Compensation and Transactions with Management and Others – “Employment Agreements”.

The following table provides information on outstanding equity awards as of December 31, 2009 for each NEO.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)

(a)	(b)	(c)	(e)	(f)	(g)	(h)

Milton Cooper	225,000 225,000 225,000 225,000 225,000 160,000 120,000 80,000 50,000 -	- - - - - 40,000 80,000 120,000 150,000 43,600	13.5833 16.4000 15.6250 21.9250 28.4800 31.6200 40.0900 41.0600 37.3900 11.5400	11/28/2010 12/13/2011 12/12/2012 12/10/2013 12/7/2014 8/31/2015 8/16/2016 8/8/2017 8/6/2018 8/6/2019	- - - - - - - - - 43,600	- - - - - - - - - 503,144

David B. Henry	100,000 70,000 150,000 150,000 160,000 120,000 80,000 50,000 -	- - - - 40,000 80,000 120,000 150,000 43,600	16.4000 15.6250 21.9250 28.4800 31.6200 40.0900 41.0600 37.3900 11.5400	12/13/2011 12/12/2012 12/10/2013 12/7/2014 8/31/2015 8/16/2016 8/8/2017 8/6/2018 8/6/2019	- - - - - - - - 43,600	- - - - - - - - 503,144

Michael V. Pappagallo	3,511 100,000 130,000 150,000 146,489 60,000 54,000 40,000 31,250 -	- - - - - 15,000 36,000 60,000 93,750 34,100	13.5833 16.4000 15.6250 21.9250 28.4800 31.6200 40.0900 41.0600 37.3900 11.5400	11/28/2010 12/13/2011 12/12/2012 12/10/2013 12/7/2014 8/31/2015 8/16/2016 8/8/2017 8/6/2018 8/6/2019	- - - - - - - - - 34,100	- - - - - - - - - 393,514

David Lukes	24,000 60,000 40,000 31,250 -	6,000 40,000 60,000 93,750 34,100	31.5500 40.0900 41.0600 37.3900 11.5400	10/3/2015 8/16/2016 8/8/2017 8/6/2018 8/6/2019	- - - - 34,100	- - - - 393,514

Glenn G. Cohen	50,000 10,000 60,000 56,489 24,000 24,000 16,000 10,000 -	- - - - 6,000 16,000 24,000 30,000 10,900	16.4000 15.6250 21.9250 28.4800 31.6200 40.0900 41.0600 37.3900 11.5400	12/13/2011 12/12/2012 12/10/2013 12/07/2014 8/31/2015 8/16/2016 8/8/2017 8/6/2018 8/6/2019	- - - - - - - - 10,900	- - - - - - - - 125,786

No options were exercised and no shares of stock vested with respect to any of the NEOs in 2009.

The Company makes matching contributions to its 401(k) plan for its NEOs.  The Company does not pay any pension benefits or any non-qualified deferred compensation to its NEOs.

Employment Agreements.

As part of the Committee’s review of the Company’s executive compensation practices, the Compensation Committee has determined to discontinue use of individual employment agreements with the Company’s executive officers.  Accordingly, on March 15, 2010, the Company provided notices of non-renewal with respect to its NEO employment agreements as discussed in “—2010 Executive Compensation Program—Amendments to Employment Agreements” above.  The NEO employment agreements will expire on the following dates:

Name of NEO	Employment Agreement Conclusion Date
Milton Cooper	No employment agreement
David B. Henry	April 14, 2011
David R. Lukes	August 18, 2011
Michael V. Pappagallo	April 14, 2011
Glenn G. Cohen	January 31, 2012

Mr. Henry’s Employment Agreement and Compensatory Arrangements

On March 8, 2007, the Company entered into an employment agreement with Mr. Henry, effective as of April 15, 2007, pursuant to which Mr. Henry continues to serve as Vice Chairman and Chief Investment Officer of the Company (as amended by an amendment dated December 17, 2008).  This agreement is scheduled to expire on April 14, 2011, unless renewed or cancelled according to the terms of the agreement. In accordance with his employment agreement, Mr. Henry will receive a minimum of $1,300,000 per annum ($700,000 base salary and $600,000 contractual bonus) as compensation for his services and will be eligible to receive grants of Common Stock of the Company or options, with respect thereto, in such amounts, if any, as the Board of Directors in its sole discretion shall determine. Mr. Henry is also entitled to an unrestricted award of 75,000 shares of Common Stock if Mr. Henry is employed by the Company on April 2, 2011, upon a termination without cause or is employed at the time of a Change in Control (as defined below) occurring prior to April 2, 2011.

If Mr. Henry is terminated without “cause” (as defined below) prior to the occurrence of a Change in Control, and subject to his execution of a waiver and release of claims, he would receive severance in an amount equal to his base salary and minimum contractual bonus for a period following the date of such termination of employment equal to the greater of (i) the remaining term of the applicable employment agreement or (ii) one year, payable in accordance with our standard payroll and bonus payment practices.  All unvested stock options and unvested Common Stock would become 100% vested as of the date of termination, and Mr. Henry, under COBRA, would continue to receive any health benefits previously provided for by us, at no cost to him during the severance period.  If Mr. Henry dies or is significantly disabled, all of his stock options would immediately vest and become fully exercisable and, on the 30th day following his termination of employment due to death or significant disability, he would receive a lump sum payment equal to his base pay for six months.

In Mr. Henry’s agreement, “cause” is defined as: (i) conviction of a crime involving the commission of a felony or a criminal act involving fraud, dishonesty, or moral turpitude, (ii) deliberate and continued refusal to perform his employment duties (other than excusable failures to perform) after the Company provides 30 days written notice of such failure constituting cause, (iii) fraud or embezzlement, (iv) gross misconduct or negligence in connection with our business which has a substantial adverse effect on us or (v) violation of any of our policies prohibiting harassment or discrimination in the workplace.

If, within 60 days following a Change-in-Control, Mr. Henry is terminated without cause or resigns his employment for any reason, he would be entitled to a lump sum payment equal to the lesser of: (i) his base salary and the bonus (equal to the bonus most recently received) for the remaining term of his employment agreement, or (ii) the greatest payment which, in combination with all other payments to which he would be entitled, would not constitute an “excess parachute payment” as such term is defined in Section 280G of the Internal Revenue Code.  In addition, he would continue to receive group health and welfare benefits for a period equal to the greater of (i) the remaining term of the applicable employment agreement or (ii) one year and all unvested stock options and non vested shares Mr. Henry held at the time of the Change in Control would immediately vest.

For purposes of the Company’s Employment Agreements with Messrs. Henry, Lukes, Pappagallo and Cohen, “Change-in-Control” is defined as (i) a sale of all or substantially all of our assets to a non-affiliate of Kimco or an entity in which our stockholders immediately prior to the transaction do not control more than 50% of the voting power immediately following the transaction, (ii) a sale of our voting stock that results in more than 50% of our voting stock being held by one person or group that does not include Kimco, or (iii) a merger or consolidation of Kimco into another entity in which our stockholders immediately prior to the transaction do not control more than 50% of the voting power immediately following the transaction.

Mr. Lukes’ Employment Agreement and Compensatory Arrangements

On August 18, 2008, the Company entered into an employment agreement with David Lukes (as amended by a letter agreement dated November 3, 2008 and an amendment dated December 17, 2008), by which Mr. Lukes will continue to serve as Executive Vice President.  The term of Mr. Lukes’ employment agreement continues until August 18, 2011 and will be automatically extended for successive one-year terms.  In accordance with this employment agreement, Mr. Lukes (i) is to receive a base salary of $700,000 per annum, (ii) is to receive a minimum annual bonus of $100,000, and (iii) shall be eligible to receive grants of Common Stock of the Company, or options or restricted stock with respect thereto, in such amounts, if any, as the Board of Directors in its sole discretion shall determine.  The Company’s Board of Directors or Compensation Committee may increase the amounts of Mr. Lukes’ base salary and bonus.

If Mr. Lukes is terminated without cause or resigns for good reason prior to the occurrence of a Change in Control, and subject to his execution of a waiver and release of claims, he would receive severance in an amount equal to his base salary and minimum contractual bonus for a period following the date of such termination of employment equal to the greater of (i) the remaining term of the applicable employment agreement or (ii) one year, payable in accordance with our standard payroll and bonus payment practices.  All unvested stock options and restricted stock would become 100% vested as of the date of termination, and Mr. Lukes, under COBRA, would continue to receive any health benefits previously provided for by us, at no cost to him during the severance period.  If the employment agreement is terminated and Mr. Lukes becomes employed by a competing business during the period in which he is receiving severance payments, the Company will reduce his severance payments by the amount paid by the competing business.  If Mr. Lukes is terminated due to death or disability, all of his stock options and restricted stock would vest on the effective date of such termination of employment.

In Mr. Lukes’ agreement, “cause” is defined as: (i) materially harming the Company through a material act of dishonesty in the performance of his duties, (ii) conviction of a felony or (iii) failure to perform his material duties (other than excusable failures to perform) after the Company provides 30 days written notice specifying the failure and a reasonable opportunity to cure.

If, within 60 days following a Change-in-Control, Mr. Lukes is terminated without cause or resigns his employment for any reason, he would be entitled to a lump sum payment equal to the lesser of: (i) his base salary and the bonus (equal to the bonus most recently received) for the remaining term of his employment agreement, or (ii) the greatest payment which, in combination with all other payments to which he would be entitled, would not constitute an “excess parachute payment” as such term is defined in Section 280G of the Internal Revenue Code.  In addition, all unvested stock options Mr. Lukes held at the time of the Change in Control would immediately vest.

Mr. Pappagallo’s Employment Agreement and Compensatory Arrangements

On November 3, 2008, the Company entered into an employment agreement with Michael Pappagallo (as amended by an amendment dated December 17, 2008), by which Mr. Pappagallo will continue to serve as Chief Financial Officer.  The term of Mr. Pappagallo’s employment agreement continues until April 14, 2011 with an automatic renewal term of one year.  In accordance with this employment agreement, Mr. Pappagallo (i) is to receive a base salary of $700,000 per annum, which may be increased by the Board of Directors, (ii) shall be eligible to receive a bonus in such amounts, if any, as the Board of Directors, in its sole discretion shall determine and (iii) shall be eligible to receive grants of Common Stock of the Company, or options or restricted stock with respect thereto, in such amounts, if any, as the Board of Directors in its sole discretion shall determine.  If Mr. Pappagallo is terminated without cause prior to a Change in Control, and subject to his execution of a waiver and release of claims, he would receive severance in an amount equal to his base salary for a period following the date of his termination of employment equal to the greater of (i) the remaining term of the applicable employment agreement or (ii) one year, payable in accordance with our standard payroll practices.  All unvested stock options would become 100% vested as of the date of termination, and Mr. Pappagallo, under COBRA, would continue to receive any health benefits previously provided for by us, at no cost to him during the severance period. If the employment agreement is terminated and Mr. Pappagallo becomes employed by a competing business during the period in which he is receiving severance payments, the Company will reduce his severance payments by the amount paid by the competing business.  If Mr. Pappagallo dies or is significantly disabled, all of his stock options would immediately vest and become fully exercisable and, on the 30th day following his termination of employment due to death or significant disability, he would receive a lump sum payment equal to his base pay for six months.

In Mr. Pappagallo’s agreement, “cause” is defined as: (i) conviction of a crime involving the commission of a felony or a criminal act involving fraud, dishonesty, or moral turpitude, (ii) deliberate and continued refusal to perform his employment duties (other than excusable failures to perform) after the Company provides 30 days written notice of such failure constituting cause, (iii) fraud or embezzlement, (iv) misconduct or negligence in connection with our business which has a substantial adverse effect on us, (v) violation of any of our policies prohibiting harassment or discrimination in the workplace or (vi)  breach of fiduciary duty to the Company.

If, within 60 days following a Change-in-Control, Mr. Pappagallo is terminated without cause or resigns his employment for any reason, he would be entitled to a lump sum payment equal to the lesser of: (i) his base salary and the bonus (equal to the bonus most recently received) for the remaining term of his employment agreement, or (ii) the greatest payment which, in combination with all other payments to which he would be entitled, would not constitute an “excess parachute payment” as such term is defined in Section 280G of the Internal Revenue Code.  In addition, he would continue to receive group health and welfare benefits for a period equal to the greater of (i) the remaining term of the applicable employment agreement or (ii) one year and all unvested stock options Mr. Pappagallo held at the time of the Change in Control would immediately vest.

Mr. Cohen’s Employment Agreement and Compensatory Arrangements

On February 3, 2009, the Company entered into an employment agreement with Glenn Cohen, by which Mr. Cohen will continue to serve as Senior Vice President, Treasurer and Chief Accounting Officer.  The term of Mr. Cohen’ employment agreement continues until January 31, 2012.  In accordance with this employment agreement, Mr. Cohen (i) is to receive a base salary of $425,000 per annum, (ii) is to receive a minimum annual bonus of $100,000, and (iii) shall be eligible to receive grants of Common Stock of the Company, or options or restricted stock with respect thereto, in such amounts, if any, as the Board of Directors in its sole discretion shall determine.  The Company’s Board of Directors or Compensation Committee may increase the amounts of Mr. Cohen’ base salary and bonus.

If Mr. Cohen is terminated without cause or resigns for good reason prior to the occurrence of a Change in Control, and subject to his execution of a waiver and release of claims, he would receive severance in an amount equal to his base salary and minimum contractual bonus for a period following the date of such termination of employment equal to the greater of (i) the remaining term of the applicable employment agreement or (ii) one year, payable in accordance with our standard payroll and bonus payment practices.  All unvested stock options and restricted stock would become 100% vested as of the date of termination, and Mr. Cohen, under COBRA, would continue to receive any health benefits previously provided for by us, at no cost to him during the severance period.  If the employment agreement is terminated and Mr. Cohen becomes employed by a competing business during the period in which he is receiving severance payments, the Company will reduce his severance payments by the amount paid by the competing business.  If Mr. Cohen is terminated due to death or disability, all of his stock options and restricted stock would vest on the effective date of such termination of employment.

In Mr. Cohen’ agreement, “cause” is defined as: (i) conviction of a crime involving the commission of a felony or a criminal act involving fraud, dishonesty, or moral turpitude, (ii) deliberate and continued refusal to perform his employment duties (other than excusable failures to perform) after the Company provides 30 days written notice of such failure constituting cause, (iii) fraud or embezzlement, (iv) misconduct or negligence in connection with our business which has a substantial adverse effect on us, (v) violation of any of our policies prohibiting harassment or discrimination in the workplace or (vi)  breach of fiduciary duty to the Company.

If, within 60 days following a Change-in-Control, Mr. Cohen is terminated without cause or resigns his employment for any reason, he would be entitled to a lump sum payment equal to the lesser of: (i) his base salary and the bonus (equal to the bonus most recently received) for the remaining term of his employment agreement, or (ii) the greatest payment which, in combination with all other payments to which he would be entitled, would not constitute an “excess parachute payment” as such term is defined in Section 280G of the Internal Revenue Code.  In addition, all unvested stock options Mr. Cohen held at the time of the Change in Control would immediately vest.

Potential Payments upon Termination or Change in Control

Severance Agreements. In 2009, the Company did not have any separate program or agreement that pays severance or post-termination payments to its named executive officers.  Each of the named executive officers (other than Mr. Cooper, who does not have an employment agreement with the Company) is entitled only to such severance and post-termination payments as are specified in his respective employment agreement.  Each of these employment agreements is individually negotiated and results from the consideration of specific facts and circumstances at the time each employment agreement is negotiated.  See “—2010 Executive Compensation Program—Amendments to Employment Agreements” above for a description of the Company’s severance arrangements with its named executive officers adopted on March 15, 2010.

Please see “Additional Compensation Considerations – Employment Agreements” above for a description of the compensation and benefits which Messrs. Henry, Lukes, Pappagallo and Cohen would receive upon their termination without cause, termination due to death or disability, termination for cause, and the definitions of “cause” in their respective employment and equity agreements.

The following table was prepared as though each of the named executive officers had been terminated without cause on December 31, 2009. The assumptions and valuations are noted in the footnotes to the table.

Name	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Health & Welfare Benefits ($)(3)	Total ($)
Milton Cooper (4)	-	-	589,908	86,764	-	676,672
David B. Henry (5)	968,750	775,000	1,604,658	86,764	59,516	3,494,688
Michael V. Pappagallo (5) (6)	904,167	-	461,373	67,859	22,315	1,455,713
David Lukes (5)	1,108,333	158,333	867,273	67,859	27,354	2,229,152
Glenn G. Cohen (5)	885,417	208,333	147,477	21,691	35,992	1,298,910

(1)

In accordance with Mr. Henry’s employment agreement, he is entitled to 75,000 shares of stock options and full vesting of his 43,600 shares of restricted stock. In accordance with Mr. Pappagallo’s employment agreement, he is entitled to full vesting of his 34,100 shares of restricted stock. In accordance with Mr. Lukes’ employment agreement, he is entitled to full vesting of his 64,100 shares of restricted stock. In accordance with Mr. Cohen’s employment agreement, he is entitled to full vesting of his 10,900 shares of restricted stock. Amount was determined using the market price of the stock on December 31, 2009 ($13.53).

(2)

Under employment contracts, termination without cause would result in acceleration of options. Amount was determined by subtracting the option strike price from the market price of the stock on December 31, 2009 ($13.53), multiplied by the number of shares for all unvested options as of December 31, 2009 that were in the money.

(3)

Amounts are based on the cost of coverage during 2009.

(4)

Mr. Cooper qualifies for “Retirement” under the terms of his equity award agreements.  Accordingly, if his employment were to terminate without cause, all of his equity awards would become fully vested at the time of the termination of his employment.

(5)

See Executive Compensation and Transactions with Management and Others – “Employment Agreements”.

(6)

Mr. Pappagallo’s employment agreement does not have a contractual bonus amount.

The following table was prepared as though each of the named executive officers had been terminated due to death or disability on December 31, 2009. The assumptions and valuations are noted in the footnotes to the table.

Name	Salary ($) (1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Total ($)
Milton Cooper (4)	-	-	589,908	86,764	676,672
David B. Henry (5)	375,000	-	589,908	86,764	1,051,672
Michael V. Pappagallo (5)	350,000	-	461,373	67,859	879,232
David Lukes (5)	-	-	867,273	67,859	935,132
Glenn G. Cohen (5)	212,500	50,000	147,477	21,691	431,668

(1)

Represents payments that would be made to the NEO or the NEOs beneficiary if terminated due to disability or death.

(2)

The vesting of Mr. Cooper’s 43,600, Mr. Henry’s 43,600, Mr. Pappagallo’s 34,100, Mr. Lukes’ 64,100 and Mr. Cohen’s 10,900 shares of restricted stock would accelerate as a result of termination due to death or disability.

(3)

Under employment contracts, termination due to death or disability would result in acceleration of options. Amount was determined by subtracting the option strike price from the market price of the stock on December 31, 2009 ($13.53), multiplied by the number of shares for all unvested options as of December 31, 2009 that were in the money.

(4)

Mr. Cooper’s equity award agreements provide that, upon the termination of his employment due to death or disability, all of his equity awards will become fully vested.

(5)

See Executive Compensation and Transactions with Management and Others – “Employment Agreements”.

Change-in-Control.  Please see “Additional Compensation Considerations – Change-in-Control” above for a description of the compensation and benefits which Messrs. Henry, Lukes, Pappagallo and Cohen would receive upon their termination following a change-in-control and the definition of “change-in-control” in their respective employment agreements.

On March 15, 2010 the Company entered into amendments with respect to its employment agreements with Messrs. Henry, Lukes, Pappagallo and Cohen to move to a “double-trigger” change in control severance arrangement as discussed in “—2010 Executive Compensation Program—Amendments to Employment Agreements” above.

The following table was prepared as though there were a change-in-control and a qualifying termination of employment of the NEO on December 31, 2009. The assumptions and valuations are noted in the footnotes to the table.

Name	Salary Component of Lump-Sum Payment ($)	Bonus Component of Lump-sum Payment ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Health & Welfare Benefits ($)(3)	Total ($) (4)
Milton Cooper (5)	-	-	589,908	86,764	-	676,672
David B. Henry (6)	968,750	645,833	1,014,750	86,764	25,026	2,741,123
Michael V. Pappagallo (6) (7)	904,167	516,667	-	67,859	22,315	1,511,008
David Lukes (6)	1,108,333	633,333	867,273	67,859	-	2,676,798
Glenn G. Cohen (6)	885,417	364,583	147,477	21,691	-	1,419,168

(1)

In accordance with Mr. Henry’s employment agreement, he is entitled to 75,000 shares of stock options and full vesting of his 43,600 shares of restricted stock. In accordance with Mr. Lukes’ employment agreement, he is entitled to full vesting of his 64,100 shares of restricted stock. In accordance with Mr. Cohen’s employment agreement, he is entitled to full vesting of his 10,900 shares of restricted stock. Amount was determined using the market price of the stock on December 31, 2009 ($13.53).

(2)

Under employment contracts, change in control would result in acceleration of options. Amount was determined by subtracting the option strike price from the market price of the stock on December 31, 2009 ($13.53), multiplied by the number of shares for all unvested options as of December 31, 2009 that were in the money.

(3)

Amounts are based on the cost of coverage during 2009.

(4)

Amounts are all subject to caps pursuant to Internal Revenue Service Code Section 280G, as described above.

(5)

Mr. Cooper qualifies for “Retirement” under the terms of his equity award agreements.  Accordingly, all of his equity awards would become fully vested upon the termination of his employment in connection with a change- in-control.

(6)

See Executive Compensation and Transactions with Management and Others – “Employment Agreements”.

(7)

Mr. Pappagallo’s employment agreement does not have a contractual bonus amount.

Equity Participation Plan

Description of Plan.  The Company maintains the Second Amended and Restated 1998 Equity Participation Plan (the “Equity Participation Plan”) for the benefit of its eligible employees, consultants, and directors.  The Equity Participation Plan was established for the purpose of attracting and retaining the Company's directors, executive officers, other employees and consultants by offering them an opportunity to own Common Stock and/or rights which will reflect the growth, development and financial success of the Company.  The Equity Participation Plan provides that the Executive Compensation Committee or the Board of Directors, as applicable, may from time to time grant or issue “incentive stock options” (within the meaning of Section 422 of the Internal Revenue Code, the “Code”) and “non-qualified stock options”, that vest over time and are exercisable at the “fair market value” (as defined in the Equity Participation Plan) of the Common Stock at the date of grant.  In addition, the Equity Participation Plan provides for (i) the granting of restricted stock awards that vest over time and (ii) the granting of deferred stock (“Deferred Stock”).

The exercise price and term of each option are fixed by the Executive Compensation Committee, provided, however, that the exercise price must be at least equal to the fair market value of the Common Stock on the date of grant and the term cannot exceed 10 years; and further provided that in the case of an incentive stock option granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of stock of the Company, a subsidiary or a parent (within the meaning of Section 424 of the Code). ISOs may be granted only within 10 years from the date of adoption of the Equity Participation Plan. The aggregate fair market value (determined at the time the option is granted) of shares with respect to which incentive stock options may be granted under the Equity Participation Plan, or any other plan of the Company or any parent or subsidiary, which stock options are exercisable for the first time during any calendar year, may not exceed $100,000. The maximum number of options that may be granted to any one individual in any calendar year shall not exceed 1,500,000, provided that the grant of the options will not cause the Company to fail to qualify as a real estate investment trust for Federal income tax purposes. An optionee may, with the consent of the Executive Compensation Committee, elect to pay for the shares to be received upon exercise of his options in cash, shares of Common Stock or any combination thereof.

Option Grants and Restricted Stock Awards. Pursuant to the Equity Participation Plan as currently in effect, a maximum aggregate of 47,000,000 shares of Common Stock is reserved for issuance under the Stock Option Plan (9,000,000 shares, all of which have been issued) and the Equity Participation Plan (38,000,000 shares). Options to acquire 1,746,000, 2,903,475, and 2,971,900 shares were granted during 2009, 2008, and 2007 at weighted average exercise prices of $11.58, $37.29, and $41.41 per share, respectively.  The closing price of the Company's Common Stock on the New York Stock Exchange on March 11, 2010 was $14.93.  In addition, 295,913, 70,918, and 1,175 shares of restricted stock were issued during 2009, 2008, and 2007, respectively.

Equity Compensation Plan Information

The following table sets forth certain information regarding the Company’s equity compensation plans as of December 31, 2009.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by stockholders	17,560,921	29.69	2,989,805
Equity compensation plans not approved by stockholders	N/A	N/A	N/A
Total	17,560,921	29.69	2,989,805

401(k) Plan

The Company maintains a 401(k) retirement plan (the “401(k) Plan”) covering substantially all officers and employees of the Company. The 401(k) Plan permits participants to defer up to a maximum of 100% of their eligible compensation.  The Company currently makes matching contributions to employees who have 401(k) accounts on a dollar-for-dollar basis, up to 5% of the employee’s compensation (and subject to a maximum of $8,500 for highly compensated employees).  Participants in the 401(k) Plan are not subject to federal and state income tax on salary deferral contributions or Company contributions or on the earnings thereon until such amounts are withdrawn from the 401(k) Plan. Salary reduction contributions are treated as wages subject to FICA and Medicare tax.  Withdrawals from the 401(k) Plan may only be made upon termination of employment, or in connection with certain provisions of the 401(k) Plan that permit hardship withdrawals, allow in service distributions and loans, or require minimum distribution.

Compensation of Directors

During 2009, members of the Board of Directors and Committees thereof who were not also employees of the Company (“Non-management Directors”) were entitled to receive an annual fee of $45,000.  Also, during 2009, the Non-management Directors were entitled to receive a total of $16,000 each as members of the Executive Compensation Committee and the Nominating and Corporate Governance Committee.  In addition, each chairman of the Executive Compensation Committee and Nominating and Corporate Governance Committee was entitled to receive an annual fee of $10,000.  The Non-management Directors who are members of the Audit Committee also are entitled to receive an annual fee of $20,000.   The chairman of the Audit Committee was entitled to an additional annual fee of $10,000.  During 2009, the Lead Independent Director received an additional annual fee of $10,000.  In accordance with the Company's Equity Participation Plan, the Non-management Directors may be granted awards of deferred stock (“Deferred Stock”) or restricted stock in lieu of directors' fees. Unless otherwise provided by the Board of Directors, a grantee of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Common Stock underlying the award has been issued.  Employees of the Company who are also Directors are not paid any directors' fees.

The following table sets forth the compensation of each Non-management Director for the calendar year 2009.

Non-management Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Total ($)

(a)	(b)	(c)	(d)	(e)	(h)

Richard G. Dooley	-	101,000	14,905	63,470	179,375
Philip Coviello	81,000	-	14,905	63,470	159,375
Joe Grills	45,500	45,500	14,905	63,470	169,375
F. Patrick Hughes	45,500	45,500	14,905	63,470	169,375
Frank Lourenso	30,500	30,500	14,905	63,470	139,375
Richard Saltzman	-	61,000	14,905	63,470	139,375

(1)

Amounts reflect the value of deferred stock received in lieu of directors’ fees.  As of December 31, 2009, Messrs. Dooley, Coviello, Grills, Hughes, Lourenso and Saltzman were entitled to 29,712 shares, 0 shares, 22,752 shares, 7,868 shares, 17,972 shares and 14,895 shares of deferred stock, respectively.

(2)

Amounts reflect the dollar amount, without any reduction for risk of forfeiture, of the equity awards based on the aggregate grant date fair value recognized for the fiscal year ended December 31, 2009, calculated in accordance with the provision of FASB ASC 718.  The fair value of each award is estimated on the date of grant using the Black-Scholes option pricing formula.  The assumptions used by the Company in calculating these amounts are incorporated herein by reference to Note 22 to Consolidated Financial Statements in the Company’s 2009 Form 10−K, as amended.

During each of 2008 and 2007, the Company granted Messrs. Dooley, Grills, Hughes, Lourenso, and Saltzman options to acquire 20,000 shares each of Common Stock at $37.39 and $41.06 per share, respectively, the market prices on the dates of such option grants.  During 2009, the Company granted Messrs. Dooley, Coviello, Grills, Hughes, Lourenso, and Saltzman options to acquire 5,500 shares each of Common Stock at $11.54 per share, the market price on August 6, 2009, the date of such option grants, and 5,500 shares of restricted stock.  As of December 31, 2009, Messrs. Dooley, Coviello, Grills, Hughes, Lourenso, and Saltzman held options to acquire 198,000 shares, 15,500 shares, 198,000 shares, 136,126 shares, 198,000 shares and 141,750 shares, respectively.  As of December 31, 2009, Messrs. Dooley, Coviello, Grills, Hughes, Lourenso, and Saltzman held restricted stock in the amounts of 5,500 shares, 7,167 shares, 5,500 shares, 5,500 shares, 5,500 shares and 5,500 shares, respectively.  See “Compensation Discussion and Analysis” for information concerning stock options granted to Mr. Cooper and Mr. Henry.

Certain Relationships and Related Transactions

The Company reviews all relationships and transactions in which the Company and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest.  Our current written policies and procedures for review, approval or ratification of relationships or transactions with related persons are set forth in our:

•

Code of Business Conduct and Ethics;

•

Corporate Governance Guidelines;

•

Nominating and Corporate Governance Committee Charter; and

•

Audit Committee Charter.

Our Code of Business Conduct and Ethics applies to all of our directors, officers, associates and agents and contains general guidelines for conducting our business consistent with the highest standards of business ethics.  Any employee who knows of or suspects a violation of this Code must immediately report the conduct to the Vice President of Human Resources, who will work directly with that employee to investigate the concern, or the employee may anonymously report the known or suspected violation via our Helpline.  The Code requires that employees identify and disclose conflicts of interest, such as a significant financial interest in a company that competes with us or the acceptance of a gift from an individual or entity who might benefit or appear to benefit from the employee’s relation with the Company.

Our Corporate Governance Guidelines provide that the Nominating and Corporate Governance Committee will review annually the relationships that each director has with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company), in the course of making independence determinations under the NYSE standards.  Directors are expected to avoid any action, position or interest that conflicts with the interests of the Company or gives the appearance of a conflict.  If an actual or potential conflict of interest develops, the director should immediately report the matter to the Chairman of the Board of Directors.  Any significant conflict must be resolved, or the director should resign.  If a director has a personal interest in a matter before the Board of Directors, the director will disclose the interest to the Board of Directors, excuse himself or herself from discussion on the matter and not vote on the matter.  The Corporate Governance Guidelines further provide that the Board of Directors is responsible for reviewing and, where appropriate, approving major changes in and determinations under the Company’s Guidelines, Code of Business Conduct and Ethics and other Company policies.  The Guidelines also provide that the Board of Directors has the responsibility to ensure that the Company’s business is conducted with the highest standards of ethical conduct and in conformity with applicable laws and regulations.

Our Nominating and Corporate Governance Committee Charter provides that the Committee will, at least annually, review the relationships that each director has with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company).  In addition, the Company’s legal staff is primarily responsible for obtaining information through questionnaires and other appropriate procedures from the directors and executive officers with respect to related-person transactions and then determining whether the Company or a related person has a direct or indirect material interest in the transaction.  As required under SEC rules, transactions that are determined to be directly or indirectly material to the Company or a related person are disclosed in the Company’s proxy statement.  Pursuant to the Audit Committee’s charter and its policy regarding related-person transactions, as recorded in its minutes, the Audit Committee reviews and approves or ratifies related-person transactions that are required to be disclosed as well as all other related-person transactions identified to the Audit Committee by management or the Company’s internal audit function.  In the course of its review and approval or ratification of a related-party transaction for which disclosure is required, the Audit Committee routinely considers: the nature of the related-person’s interest in the transaction; the material terms of the transaction; the importance of the transaction to the related person and to the Company and the extent to which such transaction would impair the judgment of a director or executive officer to act in the best interest of the Company; and any other matters deemed appropriate by the Audit Committee.  All related-party transactions described in this proxy statement have been reviewed in accordance with this policy.

Joint Ventures. Mr. Cooper has investments in certain real estate joint ventures and limited partnerships.  The Company has an interest in certain of these joint ventures and partnerships which own and operate certain of the Company’s property interests.  The Company receives various fees related to these joint ventures and partnerships.  Any material future transactions involving these joint ventures or partnerships are subject to the approval of a majority of disinterested directors of the Company.

Relationship with J.P. Morgan. Mr. Frank Lourenso is an Executive Vice President of J.P. Morgan and has been a Director of the Company since December 1991.  The Company uses general cash management services and investment banking services offered by J.P. Morgan and other financial institutions.  J.P. Morgan was the joint arranger and participant with a consortium of 29 banks of the Company’s $1.5 billion unsecured revolving credit facility and is a participant in the Company’s $250.0 million Canadian denominated unsecured credit facility.  In addition, J.P. Morgan was a participating underwriter relating to the Company’s September 17, 2009 debt offering of $300,000,000 in aggregate principal amount of the Company’s 6.875% Senior Notes due 2019.

Relationship with Latham & Watkins.  Mr. Coviello is a retired partner of Latham & Watkins LLP and has been a Director of the Company since May 2008.  Latham & Watkins provides legal services to the Company.  Mr. Coviello’s retirement payments are adjusted to exclude any proportionate benefit received from the fees paid by the Company to Latham & Watkins.

Family Relationships.  Mr. Paul Dooley, Vice President of Property Tax/Insurance of the Company, is the son of Mr. Richard G. Dooley, a director of the Company.  Mr. Paul Dooley received total compensation of $320,490 from the Company in fiscal year 2009, calculated in the same manner as the Summary Compensation Table.  This compensation includes a cash salary in 2009 as an employee of the Company of $215,144 with the remaining balance comprised of (i) compensation cost to the Company in 2009 of equity awards recognized for financial reporting purposes over the requisite service period, calculated in accordance with the provision of FASB ASC 718, (ii) matching contributions under the Company’s 401(k) plan, (iii) bonuses, and (iv) various benefits.

Family Relationships.  Mr. Ross Cooper, Director of Acquisitions, Florida, of the Company, is the grandson of Mr. Milton Cooper, Executive Chairman of the Board of Directors of the Company.  Mr. Ross Cooper received total compensation of $222,908 from the Company in fiscal year 2009, calculated in the same manner as the Summary Compensation Table.  This compensation includes a cash salary in 2009 as an employee of the Company of $130,000 with the remaining balance comprised of (i) compensation cost to the Company in 2009 of equity awards recognized for financial reporting purposes over the requisite service period, calculated in accordance with the provision of FASB ASC 718, (ii) matching contributions under the Company’s 401(k) plan, (iii) bonuses, and (iv) various benefits.

Transactions with Douglas Grills (“Convenience Retailing”).  Mr. Douglas Grills, a co-owner of Convenience Retailing, is the son of Mr. Joe Grills, a Director of the Company.  Convenience Retailing subleases real property from a partnership, in which the Company has a non-controlling ownership interest, for use as gas/service stations. The Company believes the lease terms are no less favorable than would be obtained in negotiations with an independent third party.

Transactions with Ripco Real Estate Corporation (“Ripco”).  Ripco Real Estate Corp. was formed in 1991, employs approximately 40 professionals and serves numerous retailers, REITs and developers.  Ripco’s business activities include serving as a leasing agent and representative for national and regional retailers including Target, Best Buy, Kohls and many others, providing real estate brokerage services and principal real estate investing.  Mr. Todd Cooper, an officer and 50% stockholder of Ripco, is a son of Mr. Milton Cooper, Executive Chairman of the Board of Directors of the Company.  During 2009, the Company paid brokerage commissions of $739,639 to Ripco for services rendered primarily as leasing agent for various retailers’ tenants in shopping center properties owned by the Company. The Company believes that the brokerage commissions paid were at or below the customary rates for such leasing services.  Additionally, the Company has the following joint venture investments with Ripco.

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During April 2005, the Company acquired an operating property located in Hillsborough, NJ, comprising approximately 0.1 million square feet of gross leasable area, through a newly formed joint venture in which the Company and Ripco each hold a 50% non-controlling interest.  The property was acquired for approximately $4.0 million including the assumption of approximately $1.9 million of non-recourse mortgage debt encumbering the property.  Subsequent to the purchase, the joint venture obtained a $3.2 million one-year term loan which bore interest at LIBOR plus 0.55%.  During 2009, the loan was reduced to $3.1 million and extended to November 2010 at an interest rate of LIBOR plus 2.75%.  During 2009, the amount of interest paid on the loan was $88,650.  This loan is jointly and severally guaranteed by the Company and Ripco.

•

During May 2005, the Company acquired a $10.2 million mortgage receivable through a newly formed joint venture in which the Company and Ripco each hold a 50% non-controlling interest.  The mortgage encumbered a property located in Derby, CT, comprising approximately 0.1 million square feet of gross leasable area.  During October 2005, the joint venture foreclosed on the property and obtained fee title.  Subsequent to obtaining fee title, the joint venture obtained a $9.0 million term loan which bore interest at LIBOR plus 0.50%.  During 2009, the term loan was increased to $11.0 million.  During 2009, the loan was extended to December 2010 at an interest rate of LIBOR plus 2.75%.  During 2009, the amount of interest paid on the loan was $442,425.  This loan is jointly and severally guaranteed by the Company and Ripco.

•

During October 2005, the Company acquired, through a newly formed joint venture in which the Company and Ripco each have a 50% non-controlling interest, a parcel of land for future development located in East Northport, NY, for a purchase price of approximately $3.9 million.  Partial funding for this acquisition was provided through a $3.2 million one-year term loan which bore interest at LIBOR plus 0.55%.  During 2009, the term of this loan was extended to October 2010 at an interest rate of LIBOR plus 2.75%.  During 2009, the amount of interest paid on the loan was $64,856.  This loan is jointly and severally guaranteed by the Company and Ripco.

Audit Committee Report

The Audit Committee of the Board of Directors of Kimco Realty Corporation (the “Audit Committee”) is responsible for providing objective oversight of Kimco Realty Corporation’s (the “Company”) financial accounting and reporting functions, system of internal control and audit process.  During 2009, the Audit Committee was comprised of four directors all of whom were independent as defined under the then current listing standards of the New York Stock Exchange.  The Audit Committee operates under a written charter adopted by the Board of Directors of the Company (the “Board of Directors”).  A copy of the Audit Committee Charter, as amended, is available through the Investor Relations/Corporate Governance/Highlights/Committee Charters section of the Company’s website located at www.kimcorealty.com.

Management of the Company is responsible for the Company’s system of internal control and its financial reporting process.  The independent registered public accountants, PricewaterhouseCoopers LLP, are responsible for performing an independent integrated audit of the Company’s consolidated financial statements and its internal controls over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon.  The Audit Committee is responsible for the monitoring and oversight of these processes.

In connection with these responsibilities, the Audit Committee met with management and the Company’s independent registered public accounting firm to review and discuss the December 31, 2009 audited consolidated financial statements and the effectiveness of the Company’s internal controls over financial reporting.  The Audit Committee also discussed with the independent registered public accountants the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications).  The Audit Committee also received written disclosures and the letter from the independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent registered public accountants their independence.

Based upon the Audit Committee’s discussions with management and the independent registered public accountants and the Audit Committee’s review of the December 31, 2009 audited consolidated financial statements and the representations of management and required communications from the Company’s  independent registered public accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, filed with the Securities and Exchange Commission.

AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

F. Patrick Hughes, Chairman

Richard G. Dooley

Joe Grills

Philip Coviello

The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

Independent Registered Public Accountants

PricewaterhouseCoopers LLP was engaged to perform the integrated audit of the Company’s consolidated financial statements and of its internal control over financial reporting as of December 31, 2009.  There are no affiliations between the Company and PricewaterhouseCoopers LLP, its partners, associates or employees, other than as pertaining to its engagement as independent registered public accountants for the Company in previous years.  Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will be given the opportunity to make a statement if they so desire and to respond to appropriate questions.

The following table provides information relating to the fees billed to the Company by PricewaterhouseCoopers LLP for the years ended December 31, 2009 and 2008:

	2009	2008
Audit Fees (1)	$996,624	$1,066,320
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$1,630	$1,500

(1)

Audit fees include all fees for services in connection with (i) the annual integrated audit of the Company’s fiscal 2009 and 2008 financial statements and internal controls over financial reporting included in its annual reports on Form 10-K, as amended, (ii) the review of the financial statements included in the Company’s quarterly reports on Form 10-Q, (iii) as applicable, the consents and comfort letters issued in connection with debt and equity offerings and filings of the Company’s shelf registration statements, current reports on Form 8-K and proxy statements during 2009 and 2008 (iv) ongoing consultations regarding accounting for new transactions and pronouncements and (v) out of pocket expenses.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accountants.   The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accountants.  The Audit Committee has established a policy regarding pre-approval of all audit and non-audit services provided by the independent registered public accountants.

On an ongoing basis, management communicates specific projects and categories of services for which the advance approval of the Audit Committee is requested.  The Audit Committee reviews these requests and advises management if the Audit Committee approves the engagement of the independent registered public accountants.  On a periodic basis, management reports to the Audit Committee regarding the actual spending for such projects and services as compared to the approved amounts.  The Audit Committee may also delegate the ability to pre-approve audit and permitted non-audit services to a subcommittee consisting of one or more members, provided that such pre-approvals are reported on at a subsequent Audit Committee meeting.  All services performed for 2009 and 2008 were pre-approved by the Committee.

PROPOSAL 2

APPROVAL OF KIMCO REALTY CORPORATION’S 2010 EQUITY PARTICIPATION PLAN

We are asking you to approve the Company’s 2010 Equity Participation Plan.  On March 15, 2010, the Company’s Board of Directors adopted, subject to stockholder approval, the Kimco Realty Corporation’s 2010 Equity Participation Plan (the “Equity Plan”), for members of our Board of Directors and the employees and consultants of the Company and its subsidiaries and affiliates.

The principal features of the Equity Plan are summarized below for the convenience and information of our stockholders.  This description of the Equity Plan is qualified in its entirety with reference to the text of the Equity Plan which is attached to this proxy statement as Appendix A and is incorporated herein by reference.  Defined terms used in the description of the Equity Plan have the meanings set forth in the Equity Plan.

Vote Required

The affirmative vote of a majority of the votes cast on the proposal is required for approval of this proposal, provided that the total vote cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal.  For purposes of the vote on this proposal, abstentions will have the same effect as votes against the proposal and broker non-votes will have the same effect as votes against the proposal, unless holders of more than 50% in interest of all securities entitled to vote on the proposal cast votes, in which event broker non-votes will not have any effect on the result of the vote.  Both abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum.

Highlights of the Equity Plan

The Equity Plan authorizes the Executive Compensation Committee to provide equity and/or cash compensation, incentives and awards in the form of stock options, restricted stock, performance shares, dividend equivalents, stock payments, deferred stock, restricted stock units,  stock appreciation rights (“SARs”), other stock-based awards and performance-based awards (which may be payable in either the form of cash or the Company’s common stock) structured by the Executive Compensation Committee within parameters set forth in the Equity Plan, for the purpose of providing the Company’s directors, officers, employees and consultants equity and/or cash compensation, incentives and rewards for superior performance.  Key features of the Equity Plan that reflect the Company’s commitment to effective management of incentive compensation include:

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Limitations on Grants.  The number of shares that may be issued or transferred by the Company upon the exercise of incentive stock options (“ISOs”) may not exceed 5,000,000 in the aggregate, subject to certain adjustments, events and limitations described below.

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No Repricing or Replacement of Options or Stock Appreciation Rights.  The Equity Plan prohibits, without stockholder approval: (i) the amendment of options or SARs to reduce the exercise price and (ii) the replacement of an option or SAR with cash or any other award when the price per share of the option or SAR exceeds the fair market value of the underlying shares.

•

No In-the-Money Option or SAR Grants.  The Equity Plan prohibits the grant of options or SARs with an exercise or base price less than the fair market value of the Company common stock, generally the closing price of the Company common stock, on the date of grant.

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Section 162(m) Qualification.  The Equity Plan is designed to allow awards made under the Equity Plan, including incentive bonuses, to qualify as performance-based compensation under Section 162(m) of the Code.

•

Independent Administration.  The Executive Compensation Committee, which consists of only independent directors, will administer the Equity Plan if it is approved by stockholders.

Administration

The Equity Plan will generally be administered by the Executive Compensation Committee, and the full Board of Directors will administer the Equity Plan with respect to awards granted to non-employee members of the Board of Directors.  The Executive Compensation Committee may delegate to a committee of one or more members of the Board of Directors or one or more of the Company’s officers the authority to grant or amend awards to participants other than the Company’s senior executives who are subject to Section 16 of the Exchange Act or employees who are “covered employees” within the meaning of Section 162(m) of the Code and the regulations thereunder.  The Executive Compensation Committee will have the authority to administer the Equity Plan, including the power to determine eligibility, the types and sizes of awards, the price and timing of awards and the acceleration or waiver of any vesting restriction, as well as the authority to delegate such administrative responsibilities.

Eligibility

Persons eligible to participate in the Equity Plan include the six non-employee members and the two employee members of the Board of Directors following the 2010 Annual Meeting of Stockholders, the approximately 650 employees of the Company, employees of the Company’s subsidiaries and affiliates, and consultants, as determined by the Compensation Committee.

Limitation on Awards and Shares Available

Under the terms of the Equity Plan, the aggregate number of shares of Company common stock available for issuance as options and other awards is 5,000,000, plus the number of shares of Company common stock which are or become available for issuance under the Second Amended and Restated 1998 Equity Participation Plan of Kimco Realty Corporation (restated February 25, 2009), as such plan may be amended from time to time (the “Prior Plan”) following the date of stockholder approval of the Equity Plan, and which are not thereafter issued under the Prior Plan; provided that, subject to certain permitted adjustments, no more than a total of 5,000,000 shares will be authorized for grant as ISOs.  As of the date of this proposal, approximately 3,003,044 shares were available for grant under the Prior Plan, and it is the Company’s intention that, following receipt of stockholder approval of the Equity Plan, no further awards will be made under the Prior Plan.  Any shares that are subject to awards of options or SARs under the Equity Plan will be counted against this limit as one (1) share for every one (1) share granted.  Any shares that are subject to awards under the Equity Plan other than options or SARs or any other award for which the holder pays the intrinsic value existing as of the date of grant will be counted against this limit as three and one-third (3 1/3) shares for every one (1) share granted.  The shares of the Company’s common stock covered by the Equity Plan may be treasury shares, authorized but unissued shares, or shares purchased in the open market.  The closing price of the Company's Common Stock on the New York Stock Exchange on March 11, 2010 was $14.93.

If any shares subject to an award under the Equity Plan are forfeited or expire or an award under the Equity Plan is settled for cash, or if any shares subject to an award under the Prior Plan are forfeited or expire or an award under the Prior Plan is settled for cash, then any shares subject to such award may, to the extent of such forfeiture, expiration or cash settlement, be used again for new grants under the Equity Plan.  However, any shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any award, any shares subject to a SAR that are not issued in connection with the stock settlement of the SAR on its exercise, and any shares purchased on the open market with the cash proceeds from the exercise of options, either under the Prior Plans or the Equity Plan, may not be used again for new grants.

Awards granted under the Equity Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by an entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock (but not awards made in connection with the cancellation and repricing of an option or SAR) (“Substitute Awards”) will not reduce the shares authorized for grant under the Equity Plan.  Additionally, in the event that a company acquired by the Company or any of its subsidiaries or affiliates or with which the Company or any of its subsidiaries or affiliates combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan may be used for awards under the Equity Plan and will not reduce the shares authorized for grant under the Equity Plan, absent the acquisition or combination, and will only be made to individuals who were not employed by or providing services to the Company or any of its subsidiaries or affiliates immediately prior to such acquisition or combination.

Any shares that again become available for grant will be added back as (i) one (1) share if such shares were subject to an option or SAR granted under either the Equity Plan or the Prior Plan and (ii) as three and one-third (3 1/3) shares if such shares were subject to awards other than options or SARs granted under the Equity Plan or the Prior Plan.

The maximum number of shares of the Company’s common stock that may be subject to one or more awards granted to any one participant pursuant to the Equity Plan during any calendar year is 750,000 and the maximum amount that may be paid in cash to any one participant during any calendar year with respect to any performance-based awards is $2,000,000.

Awards

The Equity Plan provides for the grant of ISOs, nonqualified stock options, restricted stock, performance shares, dividend equivalents, stock payments, deferred stock, restricted stock units, SARs, other stock-based awards and performance-based awards.

Stock Options.  Stock options, including ISOs, as defined under Section 422 of the Code, and nonqualified stock options may be granted pursuant to the Equity Plan.  The option exercise price of all stock options granted pursuant to the Equity Plan will not be less than 100% of the fair market value of the Company’s common stock on the date of grant.  Stock options may be exercised as determined by the Administrator, but in no event may a stock option have a term extending beyond the tenth anniversary of the date of grant.  ISOs granted to any person who owns, as of the date of grant, stock possessing more than ten percent of the total combined voting power of all classes of the Company’s stock, however, shall have an exercise price that is not less than 110% of the fair market value of the Company’s common stock on the date of grant and may not have a term extending beyond the fifth anniversary of the date of grant.  The aggregate fair market value of the shares with respect to which options intended to be ISOs are exercisable for the first time by an employee in any calendar year may not exceed $100,000, or such other amount as the Code provides.

Restricted Stock.  Restricted stock may be granted pursuant to the Equity Plan.  A restricted stock award is the grant of shares of the Company’s common stock, at a price, if any, as determined by the Administrator, that is nontransferable and may be subject to substantial risk of forfeiture until specific conditions are met.  Conditions may be based on continuing service to the Company or any of its subsidiaries or affiliates or on achieving performance goals.  During the period of restriction, all shares of restricted stock will be subject to restrictions and vesting requirements, as provided by the Administrator.  The restrictions will lapse in accordance with a schedule or other conditions determined by the Administrator.  Restricted stock may not be sold or encumbered until all restrictions are terminated or expire.

Performance Awards. Performance awards may be granted pursuant to the Equity Plan in the form of Performance Shares, cash bonus awards, stock bonus awards, performance awards or incentive awards that are paid in cash, shares or a combination of both.  Performance Share awards may provide a right to receive shares of restricted stock based on the Company’s performance relative to its peers or based on other performance criteria as determined by the Administrator.  The value of performance awards may be linked to any one or more of the performance criteria set forth in the Equity Plan or other specific criteria determined by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator.  Performance awards granted in the form of a cash bonus may be payable upon the attainment of pre-established performance goals based on established performance criteria.  The goals are established and evaluated by the Administrator and may relate to performance over any periods as determined by the Administrator.  The Administrator will determine whether performance awards are intended to be performance-based compensation within the meaning of Section 162(m) of the Code.  Following is a brief discussion of the requirements for awards to be treated as performance-based compensation within the meaning of Section 162(m) of the Code.

The Administrator may grant awards to employees who are or may be “covered employees,” as defined in Section 162(m) of the Code, that are intended to be performance-based compensation within the meaning of Section 162(m) of the Code in order to preserve the deductibility of these awards for federal income tax purposes.  Under the Equity Plan, these performance-based awards may be either equity awards or cash awards.  Participants are only entitled to receive payment for a Section 162(m) performance-based award for any given performance period to the extent that pre-established performance goals set by the Board of Directors for the period are satisfied.  These pre-established performance goals must be based on one or more of the following performance criteria:

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net earnings (either before or after one or more of (i) interest, (ii) taxes, (iii) depreciation, and (iv) amortization),

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gross or net sales or revenue,

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net income (either before or after taxes),

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adjusted net income,

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operating earnings, income or profit,

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cash flow (including, but not limited to, operating cash flow and free cash flow),

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return on assets,

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return on capital or invested capital,

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return on stockholders’ equity,

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total stockholder return,

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return on sales,

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gross or net profit or operating margin,

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costs, cost reduction or savings

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funds from operations,

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expenses,

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working capital,

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earnings per share,

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adjusted earnings per share,

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price per share of the Company’s common stock or appreciation in the fair market value of the Company’s common stock,

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regulatory body approval for commercialization of a product,

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implementation or completion of critical projects,

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market share, and

•

economic value,

any of which may be measured with respect to us, or any subsidiary, affiliate or other business unit of the Company, either in absolute terms, terms of growth or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices and, to the extent applicable, each of which shall be determined in accordance with applicable accounting standards.  The Administrator will define in an objective fashion the manner of calculating the performance criteria it selects to use for such awards.  With regard to a particular performance period, the Administrator will have the discretion to select the length of the performance period, the type of performance-based awards to be granted, and the goals that will be used to measure the performance for the period.  In determining the actual size of an individual performance-based award for a performance period, the Administrator may reduce or eliminate (but not increase) the initial award.  Generally, a participant will have to be employed by or providing services to the Company or any of its subsidiaries or affiliates on the date the performance-based award is paid to be eligible for a performance-based award for any period.

The Administrator may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals.  Such adjustments may include one or more of the following:

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items related to a change in accounting principle,

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items relating to financing activities,

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expenses for restructuring or productivity initiatives,

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other non-operating items,

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items related to acquisitions,

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items attributable to the business operations of any entity acquired by the Company during the performance period,

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items related to the disposal of a business or segment of a business,

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items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards,

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items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the performance period,

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other items of significant income or expense which are determined to be appropriate adjustments,

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items relating to unusual or extraordinary corporate transactions, events or developments,

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items related to amortization of acquired intangible assets,

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items that are outside the scope of the Company’s core, on-going business activities,

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items related to acquired in-process research and development,

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items relating to changes in tax laws,

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items relating to major licensing or partnership arrangements,

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items relating to asset impairment charges,

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items relating to gains or losses for litigation, arbitration and contractual settlements,

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items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions,

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items related to changes in applicable accounting standards, or

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items reflecting adjustments to funds from operations with respect to single-line rental income as reported in the Company’s Exchange Act reports.

For all awards intended to qualify as performance-based compensation, such determinations will be made by the Administrator within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

Dividend Equivalents.  Dividend equivalents may be granted pursuant to the Equity Plan, except that no dividend equivalents may be payable with respect to options or SARs pursuant to the Equity Plan.  A dividend equivalent is the right to receive the equivalent value of dividends paid on shares.  Dividend equivalents that are granted by the Administrator are credited as of dividend payments dates during the period between the date an award is granted and the date such award vests, is exercised, or is distributed or expires, as determined by the Administrator.  Such dividend equivalents will be converted to cash or additional shares of the Company’s common stock by such formula, at such time and subject to such limitations as may be determined by the Administrator.  Any dividend equivalents with respect to an award with performance-based vesting that are based on dividends paid prior to the vesting of such award will only be paid out to the holder to the extent that the performance-based vesting conditions are subsequently satisfied and the award vests.

Stock Payments.  Stock payments may be granted pursuant to the Equity Plan.  A stock payment is a payment in the form of shares of the Company’s common stock or an option or other right to purchase shares, as part of a bonus, deferred compensation or other arrangement.  The number or value of shares of any stock payment will be determined by the Administrator and may be based on achieving one or more of the performance criteria set forth in the Equity Plan, or other specific criteria determined by the Administrator.  Except as otherwise determined by the Administrator, shares underlying a stock payment which is subject to a vesting schedule or other conditions set by the Administrator will not be issued until those conditions have been satisfied.  Stock payments may, but are not required to, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to any individual who is eligible to receive awards.

Deferred Stock.  Deferred stock may be granted pursuant to the Equity Plan.  Deferred stock is a right to receive shares of the Company’s common stock.  The number of shares of deferred stock will be determined by the Administrator and may be based on achieving one or more of the performance criteria set forth in the Equity Plan, or other specific criteria determined by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator.  Except as otherwise determined by the Administrator, shares underlying a deferred stock award which is subject to a vesting schedule or other conditions set by the Administrator will not be issued until those conditions have been satisfied.  Deferred stock awards may, but are not required to, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to any individual who is eligible to receive awards.  Deferred stock may constitute or provide for a deferral of compensation, subject to Section 409A of the Code, and there may be certain tax consequences if the requirements of Section 409A of the Code are not met.

Restricted Stock Units.  Restricted stock units may be granted pursuant to the Equity Plan.  A restricted stock unit award provides for the issuance of the Company’s common stock at a future date upon the satisfaction of specific conditions set forth in the applicable award agreement.  The Administrator will specify the dates on which the restricted stock units will become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including conditions based on achieving performance goals or other specific criteria, including service to the Company or any of its subsidiaries or affiliates.  The Administrator will specify, or permit the restricted stock unit holder to elect, the conditions and dates upon which the shares underlying the restricted stock units will be issued, which dates may not be earlier than the date as of which the restricted stock units vest and which conditions and dates will be subject to compliance with Section 409A of the Code.  Restricted stock units may be paid in cash, shares, or both, as determined by the Administrator.  On the distribution dates, the Company will transfer to the participant one unrestricted, fully transferable share of the Company’s common stock (or the fair market value of one such share in cash) for each restricted stock unit scheduled to be paid out on such date and not previously forfeited.  The Administrator will specify the purchase price, if any, to be paid by the participant to the Company for such shares of the Company’s common stock.

Stock Appreciation Rights.  SARs may be granted pursuant to the Equity Plan.  A SAR entitles its holder, upon exercise of all or a portion of the SAR, to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the SAR from the fair market value on the date of exercise of the SAR by the number of shares with respect to which the SAR has been exercised, subject to any limitations imposed by the Administrator.  The exercise price per share subject to a SAR will be set by the Administrator, and, except with respect to certain substitute awards, may not be less than 100% of the fair market value on the date the SAR is granted.  The Administrator determines the period during which the right to exercise the SAR vests in the holder.  No portion of a SAR which is unexercisable at the time the holder’s employment with the Company terminates will thereafter become exercisable, except as may be otherwise provided by the Administrator.  SARs may be exercised as determined by the Administrator, but in no event may a SAR have a term extending beyond the tenth anniversary of the date of grant.  Payment of the SAR may be in cash, shares, or a combination of both, as determined by the Administrator.

Payment Methods. The Administrator will determine the methods by which payments by any award holder with respect to any awards granted under the Equity Plan may be paid, the form of payment, including, without limitation: (1) cash or check; (2) shares of our common stock issuable pursuant to the award or held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences and having a fair market value on the date of delivery equal to the aggregate payments required; (3) other property acceptable to the Administrator (including through the delivery of a notice that the award holder has placed a market sell order with a broker with respect to shares of our common stock then issuable upon exercise or vesting of an award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to us in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to us upon settlement of such sale); or (4) other form of legal consideration acceptable to the Administrator.  However, no participant who is a member of the Board of Directors or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act will be permitted to make payment with respect to any awards granted under the Equity Plan, or continue any extension of credit with respect to such payment in any method which would violate the prohibitions on loans made or arranged by the Company as set forth in Section 13(k) of the Exchange Act.  Only whole shares of common stock may be purchased or issued pursuant to an award.  No fractional shares shall be issued and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding down.

Vesting and Exercise of an Award. The applicable award agreement governing an award will contain the period during which the right to exercise the award in whole or in part vests, including the events or conditions upon which the vesting of an award will occur or may accelerate.  No portion of an award which is not vested at the holder’s termination of service with the Company will subsequently become vested, except as may be otherwise provided by the Administrator in the agreement relating to the award or by action following the grant of the award.

Generally, an option or stock appreciation right may only be exercised while the holder remains an employee, consultant or non-employee director of us or one of our subsidiaries or affiliates or for a specified period of time (up to the remainder of the award term) following the holder’s termination of service with us or one of our subsidiaries or affiliates.  An award may be exercised for any vested portion of the shares subject to such award until the award expires.  Upon the grant of an award or following the grant of an award, the Administrator may provide that the period during which the award will vest or become exercisable will accelerate, in whole or in part, upon the occurrence of one or more specified events, including a change in control of the Company or a holder’s termination of employment or service with us or otherwise.

Transferability. No award under the Equity Plan may be transferred other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a domestic relations order, unless and until such award has been exercised or the shares underlying such award have been issued and all restrictions applicable to such shares have lapsed.  No award shall be liable for the debts or contracts of the holder or his successors in interest or shall be subject to disposition by any legal or equitable proceedings.  During the lifetime of the holder of an award granted under the Equity Plan, only such holder may exercise such award unless it has been disposed of pursuant to a domestic relations order.  After the holder’s death, any exercisable portion of an award may be exercised by his personal representative or any person empowered to do so under such holder’s will or the then applicable laws of descent and distribution until such portion becomes unexercisable under the Equity Plan or the applicable award agreement.  Notwithstanding the foregoing, the Administrator may permit an award holder to transfer an award other than an ISO to any “family member” of the holder, as defined under the instructions to use of the Form S-8 Registration Statement under the Securities Act, subject to certain terms and conditions.  Further, an award holder may, in a manner determined by the Administrator, designate a beneficiary to exercise the holder’s right and to receive any distribution with respect to any award upon the holder’s death, subject to certain terms and conditions; provided that such beneficiary will be subject to all terms and conditions of the Equity Plan and any award agreement applicable to the holder (except to the extent that that Equity Plan and award agreement otherwise provide) and to any additional restrictions as shall be determined by the Administrator.

Adjustment Provisions.  In the event that certain transactions such as a stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders or other changes in corporate structure affect the share price of the Company’s common stock, the Administrator may equitably adjust the class of shares issuable and the maximum number and kind of shares of the Company’s common stock subject to the Equity Plan, and may equitably adjust outstanding awards as to the class, number of shares and price per share of the Company’s common stock.

Amendment and Termination

The Board of Directors may terminate, amend, or modify the Equity Plan in whole or in part at any time; provided, however, that, except to the extent permitted by the Equity Plan in connection with certain changes in capital structure, stockholder approval must be obtained for any amendment to (i) increase the number of shares available under the Equity Plan, (ii) reduce the per share exercise price of any outstanding option or SAR, and (iii) cancel any option or SAR in exchange for cash or another award when the option or SAR price per share exceeds the fair market value of the underlying shares.  In no event may an award be granted pursuant to the Equity Plan on or after March 15, 2020.

Award Agreement

The Board of Directors has granted performance share awards to the NEOs pursuant to the Equity Plan as described in “Compensation Discussion and Analysis—2010 Executive Compensation Program” above.  These performance share awards were made to the NEOs pursuant to Performance Share Award Agreements in substantially the form attached as Exhibit 10.8 to the Company’s Form 8-K filed on March 19, 2010, subject to stockholder approval of the Equity Plan.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

The following is a general summary under current law of the material federal income tax consequences to an employee, consultant or non-employee director granted an award under the Equity Plan.  This summary deals with the general federal income tax principles that apply and is provided only for general information.  Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed.  Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality.  This summary does not discuss all aspects of federal income taxation that may be relevant in light of a holder’s personal circumstances.  This summarized tax information is not tax advice and a holder of an award should rely on the advice of his or her legal and tax advisors.

A participant who is granted nonqualified stock options will generally not recognize taxable income, nor will the Company be entitled to a deduction, upon the grant of the option.  Upon exercise of the non-qualified stock options, the Company is generally entitled to deduct and the optionee generally recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise.  A participant who is granted ISOs will not recognize taxable income upon grant.  Additionally, if applicable holding period requirements are met, the participant will not recognize taxable income at the time of exercise of such ISOs.  However, the excess of the fair market value of the Company’s common stock received over the option price is an item of tax preference income potentially subject to the alternative minimum tax.  If stock acquired upon exercise of an ISO is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss to the participant, and the Company will not be entitled to any deduction.  If the holding period requirements are not met, the option will not meet the requirements of the Code for ISOs and, accordingly, the tax consequences described for nonqualified stock options will apply.

The current federal income tax consequences of other awards authorized under the Equity Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant through a Section 83(b) election); restricted stock units, stock-based performance awards, dividend equivalents and other types of awards are generally subject to tax at the time of payment.  Compensation otherwise effectively deferred is taxed when paid.  In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income, subject to Section 162(m) of the Code with respect to covered employees.

Section 162(m) of the Code.  Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1 million.  It is possible that compensation attributable to awards under the Equity Plan, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation.  In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock awards will generally qualify as performance-based compensation if (1) the award is granted by a compensation committee composed solely of two or more “outside directors,” (2) the plan contains a per-employee limitation on the number of awards which may be granted during a specified period, (3) the plan is approved by the stockholders, and (4) under the terms of the award, the amount of compensation an employee could receive (a) with respect to options, is based solely on an increase in the value of the stock after the date of the grant (which requires that the exercise price of the option is not less than the fair market value of the stock on the date of grant), and (b) with respect to awards other than options, is based solely on established performance criteria that must be met before the award actually will vest or be paid.

The Equity Plan is designed to meet the requirements of Section 162(m); however, Full Value Awards granted under the Equity Plan will only be treated as qualified performance-based compensation under Section 162(m) if such awards and the procedures associated with them comply with all other requirements of Section 162(m).  There can be no assurance that compensation attributable to awards granted under the Equity Plan will be treated as qualified performance-based compensation under Section 162(m) and thus be deductible to us.

Section 409A of the Code.  Certain awards under the Equity Plan may be considered “nonqualified deferred compensation” subject to Section 409A of the Code, which imposes additional requirements on the payment of deferred compensation.  Unless certain requirements set forth in Section 409A are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax and, potentially, certain interest penalties.  To the extent applicable, it is the Company’s intention that the awards granted under the Equity Plan will be structured and interpreted in a manner that is intended to be exempt from or comply with Section 409A and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A and, under the Equity Plan, the Administrator has the discretion to adopt such amendments to the Equity Plan and applicable award agreements or adopt such policies and procedures as the Administrator determines are necessary or appropriate to exempt the applicable awards from Section 409A or to comply with the requirements of Section 409A.

NEW PLAN BENEFITS TABLE

In general, awards under the Equity Plan are made at the discretion of the Executive Compensation Committee and therefore it is not possible to determine the benefits that will be received in the future by participants in the Equity Plan. However, as described on page 21, under the heading “2010 Executive Compensation Program — Long-Term Incentive Plan,”  we granted Performance Share awards to our Named Executive Officers under the Equity Plan on March 18, 2010, subject to shareholder approval of the Equity Plan.  The following table, required by SEC rules, sets forth the dollar value of the Performance Share awards and the number of Performance Shares granted prior to the date of this proxy statement.

New Plan Benefits
Kimco Realty Corporation 2010 Equity Participation Plan

Name and Position	Dollar Value ($) (1)	Number of Units

Milton Cooper, Executive Chairman of the Board of Directors	$673,101	42,900 Performance Shares

David Henry, President, Chief Executive Officer and Vice Chairman of the Board of Directors	$673,101	42,900 Performance Shares

Michael Pappagallo, Executive Vice President, Chief Financial Officer and Chief Administrative Officer	$470,700	30,000 Performance Shares

David Lukes, Executive Vice President and Chief Operating Officer	$470,700	30,000 Performance Shares

Glenn Cohen, Senior Vice President, Treasurer and Chief Accounting Officer	$161,607	10,300 Performance Shares

Executive Group	$2,449,209	156,100 Performance Shares

Non-Executive Director Group	---	---

Non-Executive Officer Employee Group	$192,987	12,300 Performance Shares

(1)   Amounts reflect the estimated compensation cost to the Company of the equity awards based on the estimated aggregate grant date fair value of all shares of the Company's common stock underlying the target number of Performance Shares, based on the closing market value of the Company’s stock on March 23, 2010 ($15.69 per share).  The actual compensation cost will be based upon the aggregate fair value as of the date of shareholder approval.  In the event that our shareholders do not approve the Equity Plan, these awards will be cancelled.  The actual value, if any, received with respect to such Performance Share awards will depend on, among other things, the future value of our common stock, our total shareholder return relative to our peer group and the individual participant’s continued employment with us through the applicable vesting dates of any restricted stock grants made with respect to such Performance Share awards.

For information regarding securities authorized for issuance under our existing equity compensation plans as of December 31, 2009, please see the chart entitled “Equity Compensation Plan Information” on page 31.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL FOR THE COMPANY’S 2010 EQUITY PARTICIPATION PLAN.

PROPOSAL 3

Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm

In accordance with its charter, the Audit Committee has selected the firm of PricewaterhouseCoopers LLP, an independent registered public accounting firm, to be the Company’s auditors for the year 2010 and with the endorsement of the Board of Directors, recommends to stockholders that they ratify that appointment.  PricewaterhouseCoopers LLP has been the Company’s independent registered public accountants since 1986.

Vote Required

Assuming the presence of a quorum, the affirmative vote of a majority of the votes cast at the Meeting is required for the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.

THE BOARD OF DIRECTORS AND THE AUDIT COMMITTEE UNANIMOUSLY RECOMMEND A VOTE FOR THIS PROPOSAL.

Other Matters

Section 16(a) Beneficial Ownership Reporting Compliance.  Section 16(a) of the Exchange Act requires the Company's officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports (Forms 3, 4 and 5) of the ownership and changes in the ownership of such equity securities with the SEC and the New York Stock Exchange.  Officers, directors and beneficial owners of more than ten percent of the Company's stock are required by SEC regulation to furnish the Company with copies of all such forms which they file.

Based solely on the Company's review of the copies of Forms 3, 4 and 5 and amendments thereto received by it for the year ended December 31, 2009, or written representations from certain reporting persons that no such forms were required to be filed by those persons, the Company believes that during the year ended December 31, 2009, all such filings under Section 16(a) of the Exchange Act were filed on a timely basis by its officers, directors, beneficial owners of more than ten percent of the Company's stock and other persons subject to Section 16(a) of the Exchange Act.

Stockholder Nominees for Director and Other Stockholder Proposals.  Stockholders interested in presenting a proposal for inclusion in the Proxy Statement for the 2011 Annual Meeting of stockholders may do so by following the procedures in Rule 14a-8 under the Exchange Act.  To be eligible for inclusion, stockholder proposals must be received by the Company at its principal executive offices no later than November 26, 2010 or 120 days prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting.  Under our current Bylaws, nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the stockholders at our 2011 Annual Meeting, but not included in Company’s proxy statement, may be made by a stockholder of record at the time of giving notice and at the time of the Annual Meeting who delivers notice along with the additional information and materials required by our current Bylaws to our Secretary at the principal executive office of the Company not earlier than 150 days and not later than 120 days prior to the first anniversary of the date of the proxy statement for the 2010 Annual Meeting.  In order for a nomination to be considered, the notice must include the information as to such nominee and submitting stockholder that would be required to be included in a proxy statement under the proxy rules of the SEC if such stockholder were to solicit proxies from all stockholders of the Company for the election of such nominee as a director and if such solicitation were one to which Regulation 14A under the Exchange Act applied.  In addition, proponents must provide all of the information required by our current Bylaws.  We also may require any proposed nominee to furnish such other information as may be reasonably required to determine whether the proposed nominee is eligible to serve as an independent director or that could be material to a reasonable stockholder’s understanding of the nominee’s independence or lack thereof.  You can obtain a copy of the full text of the Bylaw provision noted above by writing to our Secretary at our address listed on the cover of this Proxy Statement.  Our current Bylaws were filed with the SEC as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2008.

Code of Business Conduct and Ethics.  The Board of Directors has adopted a written Code of Ethics for the Company that applies to all directors and employees.  A copy of the Company’s Code of Ethics is available through the Investor Relations/Corporate Governance/Highlights/ Governance Documents section of the Company’s website located at www.kimcorealty.com and is available in print to any stockholder who requests it.

Corporate Governance Guidelines.  The Board of Directors has adopted written Corporate Governance Guidelines in accordance with the New York Stock Exchange listing requirements.  A copy of the Company’s Corporate Governance Guidelines is available through the Investor Relations/Corporate Governance/Highlights/Governance Documents section of the Company’s website located at www.kimcorealty.com and is available in print to any stockholder who requests it.

Documents Incorporated by Reference.  This Proxy Statement incorporates documents by reference which are not presented herein or delivered herewith.  Reference should be made to the Company's annual report on Form 10-K for the year ended December 31, 2009, as amended, and the Company's Annual Report delivered together with this Proxy Statement, such documents incorporated herein by reference, for financial information and related disclosures required to be included herein.  Documents incorporated by reference (except for certain exhibits to such documents, unless such exhibits are specifically incorporated herein) are available upon request without charge.  Requests may be oral or written and should be directed to the attention of the Secretary of the Company at the principal executive offices of the Company.  In addition, within the Investor Relations section of the Company’s website located at www.kimcorealty.com, you can obtain, free of charge, a copy of the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act of 1934, as amended, as soon as reasonably practicable after we file such material electronically with, or furnish it to, the SEC.

All documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date hereof and prior to the date of the Meeting shall be deemed incorporated by reference into this Proxy Statement and shall be deemed a part hereof from the date of filing of such documents.  Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein (or subsequently filed document which is also incorporated by reference herein) modifies or supersedes such statement.  Any statement so modified or superseded shall not be deemed to constitute a part of this Proxy Statement, except as so modified or superseded.

Other Business.  All shares represented by the accompanying proxy will be voted in accordance with the proxy.  The Company knows of no other business which will come before the Meeting for action.  However, as to any such business, the persons designated as proxies will have authority to act in their discretion.

APPENDIX A

KIMCO REALTY CORPORATION
2010 EQUITY PARTICIPATION PLAN

ARTICLE 1.

PURPOSE

The purpose of the Kimco Realty Corporation 2010 Equity Participation Plan (the “Plan”) is to promote the success and enhance the value of Kimco Realty Corporation (the “Company”) by linking the individual interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders.  The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.  The singular pronoun shall include the plural where the context so indicates.

2.1

“Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Article 12.  With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 12.6, or as to which the Board has assumed, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.

2.2

“Affiliate” shall mean (a) Subsidiary; and (b) any domestic eligible entity that is disregarded, under Treasury Regulation Section 301.7701-3, as an entity separate from either (i) the Company or (ii) any Subsidiary.

2.3

“Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.

2.4

“Award” shall mean an Option, a Restricted Stock award, a Restricted Stock Unit award, a Performance Award, a Dividend Equivalents award, a Deferred Stock award, a Stock Payment award or a Stock Appreciation Right, which may be awarded or granted under the Plan (collectively, “Awards”).

2.5

“Award Agreement” shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.

2.6

“Award Limit” shall mean with respect to Awards that shall be payable in Shares or in cash, as the case may be, the respective limit set forth in Section 3.3.

2.7

“Board” shall mean the Board of Directors of the Company.

2.8

“Change in Control” shall mean (a) a transaction or series of transactions resulting in more than 50% of the voting stock of the Company being held by a Person or Group (as defined in Rule 13d-5 under the Exchange Act) that does not include the Company; (b) the date on which a majority of the members of the Board is replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election; (c) the consummation by the Company of a sale or other disposition of all or substantially all of the assets of the Company, in any single transaction or series of related transactions, to a Person (as defined in Rule 13d-5 under the Exchange Act) who is not an affiliate of the Company or an entity in which the shareholders of the Company immediately prior to such transaction do not control more than 50% of the voting power immediately following the transaction; (d) a merger, consolidation, reorganization or business combination of the Company into another entity which is not an affiliate of the Company or an entity in which the shareholders of the Company immediately prior to such transaction do not control more than 50% of the voting power immediately following the transaction; or (e) the approval by the Company’s stockholders of a liquidation or dissolution of the Company; provided, that the transaction or event described in (a), (b), (c), (d) or (e) constitutes a “change in control event” as defined in Section 1.409A-3(i)(5) of the Department of Treasury Regulations.

2.9

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder.

2.10

“Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 12.1.

2.11

“Common Stock” shall mean the common stock of the Company, par value $0.01 per share.

2.12

“Company” shall mean Kimco Realty Corporation, a Maryland corporation.

2.13

“Consultant” shall mean any consultant or adviser if (a) the consultant or adviser renders “significant services” as defined in Treasury regulation §1.409A-1(f)(2)(iii) to the Company and otherwise meets the requirements for a “service provider” as set forth in Treasury regulation §1.409A-1(f) with respect to the Company or of any corporation which is an Affiliate; (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (c) the consultant or adviser is a natural person who has contracted directly with the Company to render such services.

2.14

 “Covered Employee” shall mean any Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

2.15

“Deferred Stock” shall mean a right to receive Shares, pursuant to a deferred compensation arrangement or otherwise, awarded under Section 9.4.

2.16

“Director” shall mean a member of the Board, as constituted from time to time.

2.17

“Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 9.2.

2.18

“DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

2.19

“Effective Date” shall mean the date the Plan is approved by the Board, subject to approval of the Plan by the Company’s stockholders.

2.20

“Eligible Individual” shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Committee.

2.21

“Employee” shall mean any officer or other employee (as determined in accordance with Section 3401(c) of the Code and the Treasury Regulations thereunder) of the Company, of Kimco Realty Services, Inc., or of any corporation which is a Subsidiary.

2.22

“Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of shares of Common Stock (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

2.23

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

2.24

“Fair Market Value” shall mean, as of any given date, the value of a Share determined as follows:

(a)

If the Common Stock is listed on any (i) established securities exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) national market system or (iii) automated quotation system on which the Shares are listed, quoted or traded, its Fair Market Value shall be the closing sales price for a share of Common Stock as quoted on such exchange or system for such date or, if there is no closing sales price for a share of Common Stock on the date in question, the closing sales price for a share of Common Stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b)

If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a share of Common Stock on such date, the high bid and low asked prices for a share of Common Stock on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c)

If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.

2.25

“Full Value Award” shall mean any Award other than (i) an Option, (ii) a Stock Appreciation Right or (iii) any other Award for which the Holder pays the intrinsic value existing as of the date of grant (whether directly or by forgoing a right to receive a payment from the Company or any Affiliate).

2.26

“Greater Than 10% Stockholder” shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).

2.27

“Holder” shall mean a person who has been granted an Award.

2.28

“Incentive Stock Option” shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

2.29

 “Non-Employee Director” shall mean a Director of the Company who is not an Employee.

2.30

“Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option.

2.31

“Option” shall mean a right to purchase Shares at a specified exercise price, granted under Article 6.  An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Stock Options.

2.32

“Parent” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities ending with the Company if each of the entities other than the Company beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.33

“Performance Award” shall mean a Performance Share award or a cash bonus award, stock bonus award, performance award or incentive award that is paid in cash, Shares or a combination of both, awarded under Section 9.1.

2.34

“Performance-Based Compensation” shall mean any compensation that is intended to qualify as “performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

2.35

“Performance Criteria” shall mean the criteria (and adjustments) that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:

(a)

The Performance Criteria that shall be used to establish Performance Goals are limited to the following:  (i) net earnings (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation and (D) amortization); (ii) gross or net sales or revenue; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings, income or profit; (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital or invested capital; (ix) return on stockholders’ equity; (x) total stockholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) costs, cost reduction or savings; (xiv) funds from operations; (xv) expenses; (xvi) working capital; (xvii) earnings per share; (xviii) adjusted earnings per share; (xix) price per share of Common Stock or appreciation in the fair market value of Common Stock; (xx) regulatory body approval for commercialization of a product; (xxi) implementation or completion of critical projects; (xxii) market share; and (xxiii) economic value, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices; provided, that, to the extent applicable, each of the business criteria described in this subsection (a) shall be determined in accordance with Applicable Accounting Standards.

(b)

The Administrator may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals.  Such adjustments may include one or more of the following:  (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under Applicable Accounting Standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii)  items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; (xix) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions; (xx) items related to changes in Applicable Accounting Standards; or (xxi) items reflecting adjustments to funds from operations with respect to straight-line rental income as reported in the Company’s Exchange Act reports.  For all Awards intended to qualify as Performance-Based Compensation, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

2.36

“Performance Goals” shall mean, for a Performance Period, one or more goals established in writing by the Administrator for the Performance Period based upon one or more Performance Criteria.  Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary, division, business unit, or an individual.  The achievement of each Performance Goal shall be determined in accordance with Applicable Accounting Standards.

2.37

“Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder’s right to, and the payment of, a Performance Award.

2.38

“Performance Shares” shall mean the right to receive shares of Common Stock and/or Restricted Stock awarded under Section 9.1(c).

2.39

“Permitted Transferee” shall mean, with respect to a Holder, any “family member” of the Holder, as defined under the instructions to use of the Form S-8 Registration Statement under the Securities Act, after taking into account any state, federal, local or foreign tax and securities laws applicable to transferable Awards.

2.40

 “Plan” shall mean this Kimco Realty Corporation 2010 Equity Participation Plan, as it may be amended or restated from time to time.

2.41

“Prior Plan” shall mean the Second Amended and Restated 1998 Equity Participation Plan of Kimco Realty Corporation (Restated February 25, 2009), as such plan may be amended from time to time.

2.42

“Program” shall mean any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan and pursuant to which such type of Award may be granted under the Plan.

2.43

“Restricted Stock” shall mean Common Stock awarded under Article 8 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

2.44

“Restricted Stock Units” shall mean the right to receive Shares awarded under Section 9.5.

2.45

“Retirement” of a Holder shall mean his Termination of Service on or after his sixty-fifth (65th) birthday or his completion of twenty (20) full (not necessarily consecutive) years of employment, consultancy or directorship, as the case may be, with the Company.

2.46

“Securities Act” shall mean the Securities Act of 1933, as amended.

2.47

“Shares” shall mean shares of Common Stock.

2.48

“Stock Appreciation Right” shall mean a stock appreciation right granted under Article 10.

2.49

“Stock Payment” shall mean (a) a payment in the form of Shares, or (b) an option or other right to purchase Shares, as part of a bonus, deferred compensation or other arrangement, awarded under Section 9.3.

2.50

“Subsidiary” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.51

“Substitute Award” shall mean an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

2.52

“Termination of Service” shall mean,

(a)

As to a Consultant, the time when the engagement of a Holder as a Consultant to the Company or an Affiliate is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death or Retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment or service with the Company or any Affiliate.

(b)

As to a Non-Employee Director, the time when a Holder who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or Retirement, but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Affiliate.

(c)

As to an Employee, the time when the employee-employer relationship between a Holder and the Company or any Affiliate is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or Retirement; but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Affiliate.

The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to Terminations of Service, including, without limitation, the question of whether a Termination of Service resulted from a discharge for cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of the Program, the Award Agreement or otherwise, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.   For purposes of the Plan, a Holder’s employee-employer relationship or consultancy relations shall be deemed to be terminated in the event that the Affiliate employing or contracting with such Holder ceases to remain an Affiliate following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).

ARTICLE 3.

SHARES SUBJECT TO THE PLAN

3.1

Number of Shares.

(a)

Subject to Section 13.2 and Section 3.1(b), the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan shall be the sum of (i) 5,000,000 Shares and (ii) any Shares which as of the date the Stockholders approve the Plan are available for issuance under the Prior Plan and which following such date are not issued under the Prior Plan; provided, however, that such aggregate number of Shares available for issuance under the Plan shall be reduced by 3 1/3 shares for each Share delivered in settlement of any Full Value Award.

(b)

If any Shares subject to an Award are forfeited or expire or such Award is settled for cash (in whole or in part) or any Shares subject to an award under the Prior Plan are forfeited or expire or such award is settled for cash (in whole or in part) following the date the Company’s stockholders approve the Plan, the Shares subject to such Award or award under the Prior Plan shall, to the extent of such forfeiture, expiration or cash settlement, again be available for future grants of Awards under the Plan, in accordance with Section 3.1(d) below.  Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 3.1(a) and will not be available for future grants of Awards:  (i) Shares tendered by a Holder or withheld by the Company in payment of the exercise price of an Option; (ii) Shares tendered by the Holder or withheld by the Company to satisfy any tax withholding obligation with respect to an Award; (iii) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; and (iv) Shares purchased on the open market with the cash proceeds from the exercise of Options.  Any Shares repurchased by the Company under Section 8.4 at the same price paid by the Holder so that such shares are returned to the Company will again be available for Awards.  The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan.  Notwithstanding the provisions of this Section 3.1(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

(c)

Substitute Awards shall not reduce the Shares authorized for grant under the Plan.  Additionally, in the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Subsidiaries immediately prior to such acquisition or combination.

(d)

Any Shares that again become available for grant pursuant to this Section 3.1 shall be added back as (i) one Share if such Shares were subject to an Option or a Stock Appreciation Right granted under the Plan or an option or stock appreciation right granted under the Prior Plan, and (ii) as 3 1/3 Shares if such Shares were subject to Awards other than Options or Stock Appreciation Rights granted under the Plan or awards other than options or stock appreciation rights granted under the Prior Plan.

3.2

Stock Distributed.  Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market.

3.3

Limitation on Number of Shares Subject to Awards.  Notwithstanding any provision in the Plan to the contrary, and subject to Section 13.2, the maximum aggregate number of Shares with respect to one or more Awards that may be granted to any one person during any calendar year shall be 750,000 and the maximum aggregate amount of cash that may be paid in cash during any calendar year with respect to one or more Awards payable in cash shall be $2,000,000.  To the extent required by Section 162(m) of the Code, Shares subject to Awards which are canceled shall continue to be counted against the Award Limit.

ARTICLE 4.

GRANTING OF AWARDS

4.1

Participation.  The Administrator may, from time to time, select from among all Eligible Individuals, those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan.  No Eligible Individual shall have any right to be granted an Award pursuant to the Plan.

4.2

Award Agreement.  Each Award shall be evidenced by an Award Agreement.  Award Agreements evidencing Awards intended to qualify as Performance-Based Compensation shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.  Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

4.3

Limitations Applicable to Section 16 Persons.  Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule.  To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

4.4

At-Will Employment.  Nothing in the Plan or in any Program or Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Director or Consultant for, the Company or any Affiliate, or shall interfere with or restrict in any way the rights of the Company and any Affiliate, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Holder and the Company or any Affiliate.

4.5

Foreign Holders.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange, the Administrator, in its sole discretion, shall have the power and authority to (a) determine which Subsidiaries shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws or listing requirements of any such foreign securities exchange; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Sections 3.1 and 3.3; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign securities exchange.  Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Code, the Exchange Act, the Securities Act, any other securities law or governing statute, the rules of the securities exchange or automated quotation system on which the Shares are listed, quoted or traded or any other applicable law.

4.6

Stand-Alone and Tandem Awards.  Awards granted pursuant to the Plan may, in the sole discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan.  Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

ARTICLE 5.

PROVISIONS APPLICABLE TO AWARDS INTENDED TO QUALIFY AS PERFORMANCE-BASED COMPENSATION.

5.1

Purpose.  The Committee, in its sole discretion, may determine at the time an Award is granted or at any time thereafter whether such Award is intended to qualify as Performance-Based Compensation.  If the Committee, in its sole discretion, decides to grant such an Award to an Eligible Individual that is intended to qualify as Performance-Based Compensation, then the provisions of this Article 5 shall control over any contrary provision contained in the Plan.  The Administrator may in its sole discretion grant Awards to other Eligible Individuals that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 5 and that are not intended to qualify as Performance-Based Compensation.  Unless otherwise specified by the Administrator at the time of grant, the Performance Criteria with respect to an Award intended to be Performance-Based Compensation payable to a Covered Employee shall be determined on the basis of Applicable Accounting Standards.

5.2

Applicability.  The grant of an Award to an Eligible Individual for a particular Performance Period shall not require the grant of an Award to such Individual in any subsequent Performance Period and the grant of an Award to any one Eligible Individual shall not require the grant of an Award to any other Eligible Individual in such period or in any other period.

5.3

Types of Awards.  Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to an Eligible Individual intended to qualify as Performance-Based Compensation, including, without limitation, Restricted Stock the restrictions with respect to which lapse upon the attainment of specified Performance Goals, and any Performance Awards described in Article 9 that vest or become exercisable or payable upon the attainment of one or more specified Performance Goals.

5.4

Procedures with Respect to Performance-Based Awards.  To the extent necessary to comply with the requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 7 or 8 to one or more Eligible Individuals and which is intended to qualify as Performance-Based Compensation, no later than 90 days following the commencement of any Performance Period or any designated fiscal period or period of service (or such earlier time as may be required under Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Eligible Individuals, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period based on the Performance Criteria, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period.  Following the completion of each Performance Period, the Committee shall certify in writing whether and the extent to which the applicable Performance Goals have been achieved for such Performance Period.  In determining the amount earned under such Awards, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant, including the assessment of individual or corporate performance for the Performance Period.

5.5

Payment of Performance-Based Awards.  Unless otherwise provided in the applicable Program or Award Agreement and only to the extent otherwise permitted by Section 162(m)(4)(C) of the Code, as to an Award that is intended to qualify as Performance-Based Compensation, the Holder must be employed by the Company or an Affiliate throughout the Performance Period.  Unless otherwise provided in the applicable Performance Goals, Program or Award Agreement, a Holder shall be eligible to receive payment pursuant to such Awards for a Performance Period only if and to the extent the Performance Goals for such period are achieved.

5.6

Additional Limitations.  Notwithstanding any other provision of the Plan and except as otherwise determined by the Administrator, any Award which is granted to an Eligible Individual and is intended to qualify as Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code or any regulations or rulings issued thereunder that are requirements for qualification as Performance-Based Compensation, and the Plan, the Program and the Award Agreement shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 6.

GRANTING OF OPTIONS

6.1

Granting of Options to Eligible Individuals.  The Administrator is authorized to grant Options to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine which shall not be inconsistent with the Plan.

6.2

Qualification of Incentive Stock Options.  No Incentive Stock Option shall be granted to any person who is not an Employee of the Company or any “subsidiary corporation” of the Company (as defined in Section 424(f) of the Code).  No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.  Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Holder, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code. To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any Affiliate or parent corporation thereof (each as defined in Section 424(f) and (e) of the Code, respectively), exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code.  The rule set forth in the preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the Fair Market Value of stock shall be determined as of the time the respective options were granted.

6.3

Option Exercise Price.  The exercise price per Share subject to each Option shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).  In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

6.4

Option Term.  The term of each Option shall be set by the Administrator in its sole discretion; provided, however, that no Option may be exercised to any extent by anyone after the first to occur of the following events:

(a)

In the case of an Incentive Stock Option, (i) the expiration of ten years from the date the Option was granted, or (ii) in the case of a Greater Than 10% Stockholder, the expiration of five years from the date the Incentive Stock Option was granted;

(b)

In the case of a Non-Qualified Stock Option, the expiration of ten years and one day from the date the Non-Qualified Stock Option was granted;

(c)

Except (i) in the case of any Holder who is disabled (within the meaning of Section 22(e)(3) of the Code) or (ii) as otherwise determined by the Administrator in its discretion either pursuant to the terms of an applicable Award Agreement or by action of the Administrator taken at the time of the Holder’s Termination of Services, the expiration of three months from the date of the Holder’s Termination of Services for any reason other than such Holder’s death (unless the Holder dies within said three-month period) or Retirement;

(d)

In the case of a Holder who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of one year from the date of the Holder’s Termination of Services for any reason other than such Holder’s death (unless the Holder dies within said one-year period) or Retirement;

(e)

The expiration of one year from the date of the Holder’s death; or

(f)

In the case of the Holder’s Retirement, the earlier of (i) the date the Holder engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, or (ii) the expiration of the term of the Option in accordance with clause (a) or (b) above.

Except as limited by the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder, the Administrator may extend the term of any outstanding Option, and may extend the time period during which vested Options may be exercised, in connection with any Termination of Service of the Holder, and may amend any other term or condition of such Option relating to such a Termination of Service.

6.5

Option Vesting.

(a)

The period during which the right to exercise, in whole or in part, an Option vests in the Holder shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted.  Such vesting may be based on service with the Company or any Affiliate, any of the Performance Criteria, or any other criteria selected by the Administrator.  At any time after grant of an Option, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

(b)

No portion of an Option which is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Program, the Award Agreement or by action of the Administrator following the grant of the Option.

6.6

Substitute Awards.  Notwithstanding the foregoing provisions of this Article 6 to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant; provided, that the excess of (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

6.7

Substitution of Stock Appreciation Rights.  The Administrator may provide in the applicable Program or the Award Agreement evidencing the grant of an Option that the Administrator, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option; provided, that such Stock Appreciation Right shall be exercisable with respect to the same number of Shares for which such substituted Option would have been exercisable, and shall also have the same exercise price and remaining term as the substituted Option.

ARTICLE 7.

EXERCISE OF OPTIONS

7.1

Partial Exercise.  An exercisable Option may be exercised in whole or in part.  However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise must be with respect to a minimum number of shares.

7.2

Manner of Exercise.  All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a)

A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised.  The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

(b)

Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations, the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded or any other applicable law.  The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c)

In the event that the Option shall be exercised pursuant to Section 11.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option, as determined in the sole discretion of the Administrator; and

(d)

Full payment of the exercise price and applicable withholding taxes to the stock administrator of the Company for the shares with respect to which the Option, or portion thereof, is exercised, in a manner permitted by Section 11.1 and 11.2.

7.3

Notification Regarding Disposition.  The Holder shall give the Company prompt written or electronic notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such shares to such Holder.

ARTICLE 8.

AWARD OF RESTRICTED STOCK

8.1

Award of Restricted Stock.

(a)

The Administrator is authorized to grant Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

(b)

The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value of the Shares to be purchased, unless otherwise permitted by applicable state law.  In all cases, legal consideration shall be required for each issuance of Restricted Stock.

8.2

Rights as Stockholders.  Subject to Section 8.4, upon issuance of Restricted Stock, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in the applicable Program or in each individual Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that, in the sole discretion of the Administrator, any extraordinary distributions with respect to the Shares shall be subject to the restrictions set forth in Section 8.3.

8.3

Restrictions.  All shares of Restricted Stock (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of the applicable Program or in each individual Award Agreement, be subject to such restrictions and vesting requirements as the Administrator shall provide.  Such restrictions may include, without limitation, restrictions concerning voting rights and transferability and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Administrator, including, without limitation, criteria based on the Holder’s duration of employment, directorship or consultancy with the Company, the Performance Criteria, Company performance, individual performance or other criteria selected by the Administrator.  By action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of the Program or the Award Agreement in the event of a Change in Control or the applicable Holder’s Retirement, death or disability.  Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.  Except as otherwise provided by any written agreement between the Company and any applicable Holder, a Holder’s rights in unvested Restricted Stock shall lapse, and such Restricted Stock shall be surrendered to the Company without consideration, upon the Holder’s Termination of Services with the Company.

8.4

Repurchase or Forfeiture of Restricted Stock.  If no price was paid by the Holder for the Restricted Stock, upon a Termination of Service the Holder’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration.  If a price was paid by the Holder for the Restricted Stock, upon a Termination of Service the Company shall have the right to repurchase from the Holder the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Holder for such Restricted Stock or such other amount as may be specified in the Program or the Award Agreement.  The Administrator in its sole discretion may provide that in the event of certain events, including a Change in Control, the Holder’s death, Retirement or disability or any other specified Termination of Service or any other event, the Holder’s rights in unvested Restricted Stock shall not lapse, such Restricted Stock shall vest and, if applicable, the Company shall not have a right of repurchase.

8.5

Certificates for Restricted Stock.  Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine.  Certificates or book entries evidencing shares of Restricted Stock must include an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, in it sole discretion, retain physical possession of any stock certificate until such time as all applicable restrictions lapse.

8.6

Section 83(b) Election.  If a Holder makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.

ARTICLE 9.

AWARD OF PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, DEFERRED STOCK, STOCK PAYMENTS, RESTRICTED STOCK UNITS

9.1

Performance Awards.

(a)

The Administrator is authorized to grant Performance Awards (including Performance Share Awards) to any Eligible Individual and to determine whether such Performance Awards shall be Performance-Based Compensation.  The value of Performance Awards may be linked to any one or more of the Performance Criteria or other specific criteria determined by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator.  Performance Awards may be paid in cash, Shares (including shares of Restricted Stock), or both, as determined by the Administrator.

(b)

Without limiting Section 9.1(a), the Administrator may grant Performance Awards to any Eligible Individual in the form of a cash bonus payable upon the attainment of objective Performance Goals, or such other criteria, whether or not objective, which are established by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator.  Any such bonuses paid to a Holder which are intended to be Performance-Based Compensation shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Article 5.

(c)

The Administrator is authorized to grant Performance Share Awards to any Eligible Individual.  The number and terms and conditions of Performance Shares shall be determined by the Administrator.  The Administrator shall specify the date or dates on which the Performance Shares shall become vested and shall determine to what extent such Performance Shares have vested, based upon such conditions to vesting as it deems appropriate, including conditions based on one or more Performance Criteria or other specific criteria, including total stockholder return of the Company relative to the range of total return to stockholders of the constituent companies in a specific peer group of the Company, in each case on a specified date or dates or over any period or periods, as determined by the Administrator.  The Performance Shares shall be payable in shares of Common Stock and/or Restricted Stock.  To the extent Performance Shares are payable in shares of Restricted Stock, the Administrator shall, subject to the terms and provisions with respect to Restricted Stock set forth in Article 8, specify the conditions and dates upon which the shares of Restricted Stock underlying the Performance Shares shall be issued and the conditions and dates upon which such shares of Restricted Stock shall become vested and nonforfeitable, which dates shall not be earlier than the date as of which the Performance Shares vest.

9.2

Dividend Equivalents.

(a)

Dividend Equivalents may be granted by the Administrator based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date an Award is granted to a Holder and the date such Award vests, is exercised, is distributed or expires, as determined by the Administrator.  Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator.  In addition, Dividend Equivalents with respect to an Award with performance-based vesting that are based on dividends paid prior to the vesting of such Award shall only be paid out to the Holder to the extent that the performance-based vesting conditions are subsequently satisfied and the Award vests.

(b)

Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.

9.3

Stock Payments.  The Administrator is authorized to make Stock Payments to any Eligible Individual.  The number or value of shares of any Stock Payment shall be determined by the Administrator and may be based upon one or more Performance Criteria or any other specific criteria, including service to the Company or any Affiliate, determined by the Administrator.  Shares underlying a Stock Payment which is subject to a vesting schedule or other conditions or criteria set by the Administrator will not be issued until those conditions have been satisfied.  Unless otherwise provided by the Administrator, a Holder of a Stock Payment shall have no rights as a Company stockholder with respect to such Stock Payment until such time as the Stock Payment has vested and the Shares underlying the Award have been issued to the Holder.  Stock Payments may, but are not required to, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to such Eligible Individual, pursuant to such policies and procedures as may be established by the Administrator.

9.4

Deferred Stock.  The Administrator is authorized to grant Deferred Stock to any Eligible Individual.  The number of shares of Deferred Stock shall be determined by the Administrator and may be based upon one or more Performance Criteria or any other specific criteria, including service to the Company or any Affiliate, as the Administrator determines, in each case on a specified date or dates or over any period or periods determined by the Administrator.  Shares underlying a Deferred Stock award which is subject to a vesting schedule or other conditions or criteria set by the Administrator will not be issued until those conditions have been satisfied.  Unless otherwise provided by the Administrator, a Holder of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and the Shares underlying the Award have been issued to the Holder.  Awards of Deferred Stock may, but are not required to, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to such Eligible Individual, pursuant to such policies and procedures as may be established by the Administrator.

9.5

Restricted Stock Units.  The Administrator is authorized to grant Restricted Stock Units to any Eligible Individual.  The number and terms and conditions of Restricted Stock Units shall be determined by the Administrator.  The Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including conditions based on one or more Performance Criteria or other specific criteria, including service to the Company or any Affiliate, in each case on a specified date or dates or over any period or periods, as determined by the Administrator.  The Administrator shall specify, or permit the Holder to elect, the conditions and dates upon which the Shares underlying the Restricted Stock Units which shall be issued, which dates shall not be earlier than the date as of which the Restricted Stock Units vest and become nonforfeitable and which conditions and dates shall be subject to compliance with Section 409A of the Code.  Restricted Stock Units may be paid in cash, Shares, or both, as determined by the Administrator.  On the distribution dates, the Company shall issue to the Holder one unrestricted, fully transferable Share (or the Fair Market Value of one such Share in cash) for each vested and nonforfeitable Restricted Stock Unit.

9.6

Term.  The term of a Performance Award, Dividend Equivalent award, Deferred Stock award, Stock Payment award and/or Restricted Stock Unit award shall be set by the Administrator in its sole discretion.

9.7

Exercise or Purchase Price.  The Administrator may establish the exercise or purchase price of a Performance Award, shares of Deferred Stock, shares distributed as a  Stock Payment award or shares distributed pursuant to a Restricted Stock Unit award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by applicable law.

9.8

Exercise upon Termination of Service.  A Performance Award, Dividend Equivalent award, Deferred Stock award,  Stock Payment award and/or Restricted Stock Unit award is exercisable or distributable only while the Holder is an Employee, Director or Consultant, as applicable.  The Administrator, however, in its sole discretion may provide that the Performance Award, Dividend Equivalent award, Deferred Stock award, Stock Payment award and/or Restricted Stock Unit award may be exercised or distributed subsequent to a Termination of Service in certain events, including a Change in Control, the Holder’s death, Retirement or disability or any other specified Termination of Service.

ARTICLE 10.

AWARD OF STOCK APPRECIATION RIGHTS

10.1

Grant of Stock Appreciation Rights.

(a)

The Administrator is authorized to grant Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine consistent with the Plan.

(b)

A Stock Appreciation Right shall entitle the Holder (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the Stock Appreciation Right from the Fair Market Value on the date of exercise of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Administrator may impose.  Except as described in (c) below, the exercise price per Share subject to each Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value on the date the Stock Appreciation Right is granted.

(c)

Notwithstanding the foregoing provisions of Section 10.1(b) to the contrary, in the case of an Stock Appreciation Right that is a Substitute Award, the price per share of the shares subject to such Stock Appreciation Right may be less than 100% of the Fair Market Value per share on the date of grant; provided, that the excess of (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

10.2

Stock Appreciation Right Vesting.

(a)

The period during which the right to exercise, in whole or in part, a Stock Appreciation Right vests in the Holder shall be set by the Administrator and the Administrator may determine that a Stock Appreciation Right may not be exercised in whole or in part for a specified period after it is granted.  Such vesting may be based on service with the Company or any Affiliate, or any other criteria selected by the Administrator.  At any time after grant of a Stock Appreciation Right, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which a Stock Appreciation Right vests.

(b)

No portion of a Stock Appreciation Right which is unexercisable at Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the applicable Program or Award Agreement or by action of the Administrator following the grant of the Stock Appreciation Right.

10.3

Manner of Exercise.  All or a portion of an exercisable Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the stock administrator of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a)

A written or electronic notice complying with the applicable rules established by the Administrator stating that the Stock Appreciation Right, or a portion thereof, is exercised.  The notice shall be signed by the Holder or other person then entitled to exercise the Stock Appreciation Right or such portion of the Stock Appreciation Right;

(b)

Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations.  The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance; and

(c)

In the event that the Stock Appreciation Right shall be exercised pursuant to this Section 10.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Stock Appreciation Right.

10.4

Stock Appreciation Right Term.  The term of each Stock Appreciation Right shall be set by the Administrator in its sole discretion; provided, however, that the term shall not be more than ten (10) years from the date the Stock Appreciation Right is granted.  The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Stock Appreciation Rights, which time period may not extend beyond the expiration date of the Stock Appreciation Right term.  Except as limited by the requirements of Section 409A of the Code and regulations and rulings thereunder, the Administrator may extend the term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the Holder, and may amend any other term or condition of such Stock Appreciation Right relating to such a Termination of Service.

10.5

Payment.  Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 10 shall be in cash, Shares (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.

ARTICLE 11.

ADDITIONAL TERMS OF AWARDS

11.1

Payment.  The Administrator shall determine the methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made, including, without limitation, (a) cash or check, (b) Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) or Shares held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Holder has placed a market sell order with a broker with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided, that payment of such proceeds is then made to the Company upon settlement of such sale, or (d) other form of legal consideration acceptable to the Administrator.  The Administrator shall also determine the methods by which Shares shall be delivered or deemed to be delivered to Holders.  Notwithstanding any other provision of the Plan to the contrary, no Holder who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

11.2

Tax Withholding.  The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder’s FICA or employment tax obligation) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of the Plan.  The Administrator may in its sole discretion and in satisfaction of the foregoing requirement allow a Holder to elect to have the Company withhold Shares otherwise issuable under an Award (or allow the surrender of Shares).  The number of Shares which may be so withheld or surrendered shall be limited to the number of shares which have a fair market value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.  The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

11.3

Transferability of Awards.

(a)

Except as otherwise provided in Section 11.3(b):

(i)

No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed;

(ii)

No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence; and

(iii)

During the lifetime of the Holder, only the Holder may exercise an Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Program or Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Holder’s will or under the then applicable laws of descent and distribution.

(b)

Notwithstanding Section 11.3(a), the Administrator, in its sole discretion, may determine to permit a Holder to transfer an Award other than an Incentive Stock Option to any one or more Permitted Transferees, subject to the following terms and conditions:

(i)

An Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution;

(ii)

An Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Holder (other than the ability to further transfer the Award); and

(iii)

The Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal, state and foreign securities laws and (C) evidence the transfer.

(c)

Notwithstanding Section 11.3(a), a Holder may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Holder and to receive any distribution with respect to any Award upon the Holder’s death.  A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Holder, except to the extent the Plan, the Program and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator.  If the Holder is married and resides in a community property state, a designation of a person other than the Holder’s spouse as his or her beneficiary with respect to more than 50% of the Holder’s interest in the Award shall not be effective without the prior written or electronic consent of the Holder’s spouse.  If no beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto pursuant to the Holder’s will or the laws of descent and distribution.  Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time; provided, that such change or revocation is filed with the Administrator prior to the Holder’s death.

11.4

Conditions to Issuance of Shares.

(a)

Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Board or the Committee has determined, with advice of counsel, that the issuance of such shares is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the Shares are listed or traded, and the Shares are covered by an effective registration statement or applicable exemption from registration.  In addition to the terms and conditions provided herein, the Board or the Committee may require that a Holder make such reasonable covenants, agreements, and representations as the Board or the Committee, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

(b)

All Share certificates delivered pursuant to the Plan and all shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state, or foreign securities or other laws, rules and regulations and the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted, or traded.  The Administrator may place legends on any Share certificate or book entry to reference restrictions applicable to the Shares.

(c)

The Administrator shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.

(d)

No fractional Shares shall be issued and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding down.

(e)

Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by any applicable law, rule or regulation, the Company shall not deliver to any Holder certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

11.5

Forfeiture Provisions.  Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written or electronic instrument, that (a) (i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Shares underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (b) (i) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Holder incurs a Termination of Service for “cause” (as such term is defined in the sole discretion of the Administrator, or as set forth in a written agreement relating to such Award between the Company and the Holder).

11.6

Prohibition on Repricing.  Subject to Section 13.2, the Administrator shall not, without the approval of the stockholders of the Company, (a) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per share, or (b) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares.  Subject to Section 13.2, the Administrator shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding award to increase the price per share or to cancel and replace an Award with the grant of an Award having a price per share that is greater than or equal to the price per share of the original Award.

11.7

Full Value Award Vesting Limitations.  Notwithstanding any other provision of the Plan to the contrary, Full Value Awards made to Employees or Consultants shall become vested over a period of not less than three years (or, in the case of vesting based upon the attainment of Performance Goals or other performance-based objectives, over a period of not less than one year measured from the commencement of the period over which performance is evaluated) following the date the Award is made; provided, however, that, notwithstanding the foregoing, (a) the Administrator may lapse or waive such vesting restrictions upon the Holder’s death, disability or Retirement and (b) Full Value Awards that result in the issuance of an aggregate of up to 5% of the shares of Stock available pursuant to Section 3.1(a) may be granted to any one or more Holders without respect to such minimum vesting provisions.

ARTICLE 12.

ADMINISTRATION

12.1

Administrator.  The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise permitted herein) and, unless otherwise determined by the Board, shall consist solely of two or more Non-Employee Directors appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as both a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule, an “outside director” for purposes of Section 162(m) of the Code and an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded; provided, that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 12.l or otherwise provided in any charter of the Committee.  Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment.  Committee members may resign at any time by delivering written or electronic notice to the Board.  Vacancies in the Committee may only be filled by the Board.  Notwithstanding the foregoing, (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and (b) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 12.6.

12.2

Duties and Powers of Committee.  It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions.  The Committee shall have the power to interpret the Plan, the Program  and the Award Agreement, and to adopt such rules for the administration, interpretation and application of the Plan as are not inconsistent therewith, to interpret, amend or revoke any such rules and to amend any Program or Award Agreement; provided, that the rights or obligations of the Holder of the Award that is the subject of any such Program or Award Agreement are not affected adversely by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Section 13.10.  Any such grant or award under the Plan need not be the same with respect to each Holder.  Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code.  In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule, or Section 162(m) of the Code, or any regulations or rules issued thereunder, or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee.

12.3

Action by the Committee.  Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee.  Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

12.4

Authority of Administrator.  Subject to any specific designation in the Plan, the Administrator has the exclusive power, authority and sole discretion to:

(a)

Designate Eligible Individuals to receive Awards;

(b)

Determine the type or types of Awards to be granted to each Eligible Individual;

(c)

Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(d)

Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any performance criteria, any reload provision, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;

(e)

Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f)

Prescribe the form of each Award Agreement, which need not be identical for each Holder;

(g)

Decide all other matters that must be determined in connection with an Award;

(h)

Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i)

Interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement; and

(j)

Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.

12.5

Decisions Binding.  The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Program, any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.

12.6

Delegation of Authority.  To the extent permitted by applicable law or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to Article 12; provided, however, that in no event shall an officer of the Company be delegated the authority to grant awards to, or amend awards held by, (a) individuals who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under Section 162(m) of the Code and applicable securities laws or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.  Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegatee.  At all times, the delegatee appointed under this Section 12.6 shall serve in such capacity at the pleasure of the Board and the Committee.

ARTICLE 13.

MISCELLANEOUS PROVISIONS

13.1

Amendment, Suspension or Termination of the Plan.  Except as otherwise provided in this Section 13.1, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee.  However, without approval of the Company’s stockholders given within twelve (12) months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 13.2, (i) increase the limits imposed in Section 3.1 on the maximum number of shares which may be issued under the Plan, or (ii) reduce the price per share of any outstanding Option or Stock Appreciation Right granted under the Plan, or (iii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares.  Except as provided in Section 13.10, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides.  No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the tenth (10th) anniversary of the Effective Date.

13.2

Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a)

In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of the Company’s stock or the share price of the Company’s stock other than an Equity Restructuring, the Administrator shall make equitable adjustments, if any, to reflect such change with respect to (i) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of shares which may be issued under the Plan, and adjustments of the Award Limit, and adjustments of the manner in which shares subject to Full Value Awards will be counted); (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; (iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iv) the grant or exercise price per share for any outstanding Awards under the Plan.  Any adjustment affecting an Award intended as Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

(b)

In the event of any transaction or event described in Section 13.2(a) or any unusual or nonrecurring transactions or events affecting the Company, any Affiliate of the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i)

To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Holder’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 13.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Holder’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion having an aggregate value not exceeding the amount that could have been attained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested;

(ii)

To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)

To make adjustments in the number and type of shares of the Company’s stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;

(iv)

To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Program or Award Agreement; and

(v)

To provide that the Award cannot vest, be exercised or become payable after such event.

(c)

In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 13.2(a) and 13.2(b):

(i)

The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted; and/or

(ii)

The Administrator shall make such equitable adjustments, if any, as the Administrator in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of shares which may be issued under the Plan, and adjustments of the Award Limit, and adjustments of the manner in which shares subject to Full Value Awards will be counted).  The adjustments provided under this Section 13.2(c) shall be nondiscretionary and shall be final and binding on the affected Holder and the Company.

(d)

Notwithstanding any other provision of the Plan, in the event of a Change in Control, each outstanding Award shall be assumed or an equivalent Award substituted by the successor corporation or a parent or subsidiary of the successor corporation.  In the event an Award is assumed or an equivalent Award substituted, and a Holder has a Termination of Service upon or within twelve (12) months following the Change in Control, then such Holder shall be fully vested in such assumed or substituted Award.

(e)

In the event that the successor corporation in a Change in Control refuses to assume or substitute for the Award, the Administrator may cause any or all of such Awards to become fully exercisable immediately prior to the consummation of such transaction and all forfeiture restrictions on any or all of such Awards to lapse.  If an Award is exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator shall notify the Holder that the Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice, contingent upon the occurrence of the Change in Control, and the Award shall terminate upon the expiration of such period.

(f)

For purposes of this Section 13.2, an Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Change in Control was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each share of Common Stock subject to an Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

(g)

The Administrator may, in its sole discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

(h)

With respect to Awards which are granted to Covered Employees and are intended to qualify as Performance-Based Compensation, no adjustment or action described in this Section 13.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify as Performance-Based Compensation, unless the Administrator determines that the Award should not so qualify.  No adjustment or action described in this Section 13.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code.  Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions.

(i)

The existence of the Plan, the Program, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(j)

No action shall be taken under this Section 13.2 which shall cause an Award to fail to comply with Section 409A of the Code or the Treasury Regulations thereunder, to the extent applicable to such Award.

(k)

In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of thirty (30) days prior to the consummation of any such transaction.

13.3

Approval of Plan by Stockholders.  The Plan will be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s initial adoption of the Plan.  Awards may be granted or awarded prior to such stockholder approval; provided, that such Awards shall not be exercisable, shall not vest and the restrictions thereon shall not lapse and no shares of Common Stock shall be issued pursuant thereto prior to the time when the Plan is approved by the stockholders; provided, further, that if such approval has not been obtained at the end of said twelve (12) month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void.

13.4

No Stockholders Rights.  Except as otherwise provided herein, a Holder shall have none of the rights of a stockholder with respect to shares of Common Stock covered by any Award until the Holder becomes the record owner of such shares of Common Stock.

13.5

Paperless Administration.  In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.

13.6

Effect of Plan upon Other Compensation Plans.  The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Affiliate.  Nothing in the Plan shall be construed to limit the right of the Company or any Affiliate to (a) establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Affiliate or (b) grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

13.7

Compliance with Laws.  The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal, state, local and foreign laws, rules and regulations (including but not limited to state, federal and foreign securities law and margin requirements), the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith.  Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements.  To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

13.8

Titles and Headings, References to Sections of the Code or Exchange Act.  The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.  References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

13.9

Governing Law.  The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Maryland without regard to conflicts of laws thereof.

13.10

Section 409A.  To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Program pursuant to which such Award is granted and the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code.  To the extent applicable, the Plan, the Program and any Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date.  Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Program and Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

13.11

No Rights to Awards.  No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Holders or any other persons uniformly.

13.12

Unfunded Status of Awards.  The Plan is intended to be an “unfunded” plan for incentive compensation.  With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Program or Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Affiliate.

13.13

Indemnification.  To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided, that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

13.14

Relationship to other Benefits.  No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

13.15

Expenses.  The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

KIMCO REALTY CORPORATION 3333 NEW HYDE PARK ROAD STE 100 NEW HYDE PARK, NY 11042
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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
KIMCO REALTY CORPORATION

The Board of Directors recommends a vote "FOR" elections of the following nominees:

DIRECTORS
1-	DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE FOLLOWING NOMINEES

	01)	M. Cooper	05)	D. Henry
	02)	P. Coviello	06)	F. P. Hughes
	03)	R. Dooley	07)	F. Lourenso
	04)	J. Grills	08)	R. Saltzman

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

☐	☐	☐
The Board of Directors recommends

ê

The Board of Directors recommends you vote FOR the following proposals:		For	Against	Abstain

2-	DIRECTORS RECOMMEND: A VOTE FOR THE APPROVAL OF THE COMPANY"S 2010 EQUITY PARTICIPATION PLAN AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.	☐	☐	☐

3-	DIRECTORS RECOMMEND: A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2010.	☐	☐	☐

4-	TO VOTE AND OTHERWISE PRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Please indicate if you plan to attend this meeting.	☐	☐
	Yes	No

Please sign exactly as your name(s) appear(s) hereon and date. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
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M22423-P89249

KIMCO REALTY CORPORATION

PROXY

This Proxy is Solicited on Behalf of the Board of Directors of Kimco Realty Corporation

The undersigned stockholder of Kimco Realty Corporation, a Maryland corporation (the "Company"), hereby appoints Milton Cooper and Bruce Rubenstein, or either of them as proxies, each with the power to appoint his substitute, and hereby appoints them to represent the undersigned with all powers possessed by the undersigned if personally at the meeting, and to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting of Stockholders of the Company to be held on May 5, 2010, at 10:00 a.m. local time or any adjournment(s) or postponement(s) thereof. The undesigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the accompanying Proxy Statement, the terms of which are incorporated by reference into this Proxy, and revokes any proxy heretofore given with respect to such meeting.

The undersigned also provides directions to the Hartford Retirement Plans Group, Directed Trustee, to vote shares of common stock of the Company, allocated respectively, to accounts of the undersigned under The Kimco 401(K) Savings Plan and which are entitled to be voted at the aforesaid Annual Meeting or any adjournment thereof, as specified on the reverse side of this proxy card.

The Board of Directors recommends a vote (1) FOR all of the nominees for director, (2) FOR the approval of the Company’s 2010 Equity Participation Plan and (3) FOR the proposal to ratify the appointment of PricewaterhouseCooper LLP as the Company’s independent registered public accounting firm for 2010.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder and in the discretion of the proxies upon such other business as may properly come before the meeting. If this Proxy is properly executed, but no direction is made, the votes entitled to be cast by the undersigned will be cast FOR items 1, 2 and 3.

Continued and to be signed on reverse side